UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07458
                                                    ----------------------------

                            TWEEDY, BROWNE FUND INC.
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               (Exact name of registrant as specified in charter)

                           350 Park Avenue, 9th Floor
                               NEW YORK, NY 10022
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               (Address of principal executive offices) (Zip code)

                             M. Gervase Rosenberger, Esq.
                           Tweedy, Browne Company LLC
                           350 Park Avenue, 9th Floor
                               NEW YORK, NY 10022
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-916-0600
                                                           -------------

                        Date of fiscal year end: MARCH 31
                                                ---------

                    Date of reporting period: MARCH 31, 2006
                                             ---------------


EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2006, originally filed with the Securities and Exchange Commission on May 31, 2006 (Accession Number 0000935069-06-001573), to include the exhibit containing the certifications required by Item 12(b) of Form N-CSR. This exhibit was inadvertently not included in the original filing. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


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                                      [MAP]

                            TWEEDY, BROWNE FUND INC.

                This booklet consists of two separate documents:

                           INVESTMENT ADVISER'S LETTER
                                 TO SHAREHOLDERS

                           ----------------------------

                                  ANNUAL REPORT

                        Tweedy, Browne Global Value Fund
                       Tweedy, Browne American Value Fund

                                 MARCH 31, 2006

================================================================================

TWEEDY, BROWNE FUND INC.

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INVESTMENT ADVISER'S LETTER TO SHAREHOLDERS ...............................    2

ANNUAL REPORT .............................................................   19
      Investment Adviser's Note ...........................................   20

TWEEDY, BROWNE GLOBAL VALUE FUND
      Expense Information .................................................   26
      Portfolio Highlights ................................................   28
      Perspective on Assessing Investment Results .........................   29
      Portfolio of Investments ............................................   31
      Sector Diversification ..............................................   37
      Portfolio Composition ...............................................   38
      Schedule of Forward Exchange Contracts ..............................   39
      Statement of Assets and Liabilities .................................   44
      Statement of Operations .............................................   45
      Statements of Changes in Net Assets .................................   46
      Financial Highlights ................................................   47
      Notes to Financial Statements .......................................   48
      Investment in the Fund by the Investment Adviser and Related
       Parties ............................................................   52
      Report of PricewaterhouseCoopers LLP, Independent Registered
       Public Accounting Firm .............................................   56
      Other Information ...................................................   57

TWEEDY, BROWNE AMERICAN VALUE FUND
      Expense Information .................................................   62
      Portfolio Highlights ................................................   64
      Perspective on Assessing Investment Results .........................   65
      Portfolio of Investments ............................................   67
      Portfolio Composition ...............................................   70
      Schedule of Forward Exchange Contracts ..............................   71
      Statement of Assets and Liabilities .................................   72
      Statement of Operations .............................................   73
      Statements of Changes in Net Assets .................................   74
      Financial Highlights ................................................   75
      Notes to Financial Statements .......................................   76
      Investment in the Fund by the Investment Adviser and Related
       Parties ............................................................   80
      Report of PricewaterhouseCoopers LLP, Independent Registered
       Public Accounting Firm .............................................   84
      Other Information ...................................................   85

TWEEDY, BROWNE FUND INC.

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TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE AMERICAN VALUE FUND

                           INVESTMENT ADVISER'S LETTER
                                 TO SHAREHOLDERS

                                 MARCH 31, 2006

TWEEDY, BROWNE FUND INC.

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INVESTMENT ADVISER'S LETTER

                                     [PHOTO]

       Left to right: Will Browne, Bob Wyckoff, Chris Browne, Tom Shrager and John Spears.

To Our Shareholders:

      We are pleased to present the Investment Adviser's Letter to Shareholders for the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund for the year ended March 31, 2006. This letter is separate from each Fund's Annual Report to Shareholders, which accompany this letter and which we also urge you to read. Investment results* for the past one, three, five and ten years, along with results since inception of both Funds are shown in the tables below:

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                                                  MSCI EAFE       MSCI EAFE
PERIOD ENDED                   TWEEDY, BROWNE    INDEX(1)(2)     INDEX(1)(2)
MARCH 31, 2006               GLOBAL VALUE FUND    (IN US $)    (HEDGED TO US $)
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6 Months                           11.06%           13.86%          17.00%
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1 Year                             20.24            24.41           36.42
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3 Years                            27.02            31.14           27.84
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5 Years                             9.92             9.64            4.39
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10 Years                           12.63             6.49            7.78
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Since Inception(3)                 13.10             7.22            8.05
================================================================================

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                                        2

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PERIOD ENDED                                      TWEEDY, BROWNE        S&P
MARCH 31, 2006                                  AMERICAN VALUE FUND   500(1)(4)
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6 Months                                                3.59%            6.38%
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1 Year                                                  7.41            11.73
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3 Years                                                13.92            17.19
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5 Years                                                 4.07             3.96
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10 Years                                                9.22             8.94
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Since Inception(3)                                     10.73            10.63
================================================================================

* THE PRECEDING PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE VISIT WWW.TWEEDY.COM TO OBTAIN PERFORMANCE DATA, WHICH IS CURRENT TO THE MOST RECENT MONTH END. SEE PAGE 16 FOR FOOTNOTES 1 THROUGH 4, WHICH DESCRIBE THE INDICES AND INCEPTION DATES OF THE FUNDS. RESULTS ARE ANNUALIZED FOR ALL PERIODS GREATER THAN ONE YEAR.

      It is clearly much easier to write shareholder letters when your investment results are trouncing the popular stock market indices. This was not the case in the recent past. However, we have experienced periods of underperformance in the past, and will do so again in the future. Our focus has never been to outperform in any short-term period, but to consistently adhere to a set of investment principles that have worked in the long term and have been successful.

      In absolute terms, the results of the Global Value Fund have been quite satisfactory. Gaining 20.24% in any one-year period is nothing to cry about. Compounding at 27.02% over three years is also not so bad. However, this has been a period of robust markets. Longer term, as shown by the ten-year numbers, we have beaten the most popular benchmark for international investing, the Morgan Stanley EAFE index in US dollars, by nearly 2 to 1. The past ten years encompass a full market cycle, up and down. Much of our outperformance has come in down markets. In up markets, we are content to just keep pace. The same is true on the domestic side, although the degree of outperformance for the American Value Fund over the past ten years as compared to the S&P 500 is more modest.

      The past year, as measured by various worldwide indexes, has been something of an anomaly. Generally, world markets move in closer correlation to each other. This was not the case last year. Foreign markets significantly outperformed the S&P 500. However, over a ten- year period, the S&P 500 is well ahead of the MSCI EAFE index. At first glance, this appears odd. In

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                                        3

2005, the US economy grew at a healthy rate of 4%. Rising interest rates are still on the lower side of their long-term levels, unemployment is near an all-time low, and despite Lou Dobbs bemoaning the exporting of jobs to cheaper countries, some parts of the US are experiencing worker shortages. On the other hand, the larger economies in Europe eked out gains in Gross Domestic Product ("GDP") of less than 2%, unemployment has stubbornly held in the range of 9% to 10%, and there are riots when governments propose even modest labor law reforms. The Japanese market was particularly robust last year despite the fact that the Japanese economy grew by an anemic 1%. And although there is much wailing about the size of the US budget deficit, the budget deficits of France, Germany, Italy and Japan as a percent of GDP are greater. In addition, the US economy is growing at a faster rate than the deficit as a percent of GDP. The same cannot be said for the major economies of Europe or Japan.

      Looking ahead to the greatest future problem confronting every free world country--social security retirement benefits--at least the US is discussing the problem (although our dysfunctional Congress seems incapable of coming up with any viable solution). The problem is far more serious in Europe and Japan. While all countries are facing the ticking time bomb of the imminent retirement of the baby boom generation, the US is one of the few countries experiencing any population growth. Europe and Japan are showing fairly significant declines in population, which further exacerbates their social security problem. No matter what you think of President Bush, he should be given some credit for at least raising the issue.

      The only significant area in which the US is at a disadvantage to the other developed economies of the world is trade. Japan and Germany are running strong trade surpluses while the US is racking up record deficits. Many experts predicted that the US dollar would weaken vis-a-vis the euro and the yen. This is an area of particular concern to us as the majority of our assets under management are invested outside of our country, and those investments are largely hedged back into the dollar. 5 We debated this topic at great length last year, and many of our shareholders questioned the wisdom of our hedging perspective. A further erosion of the dollar would have a negative effect on our results as compared to other international investment managers who do not hedge. (We are in the minority with our hedging policy.) We chose to stay the course, content to basically earn the rate of return on our investments in their local currencies. We acknowledge our inability to predict currency movements, and have also observed that few are successful at such predictions.

      A part of our underperformance can be attributed to our relatively high cash positions in both Funds: approximately 13% in the American Value Fund and 19% in the Global Value Fund. While we do not like carrying this much cash, it is a function of the lack of investment opportunities with which we are dealing in this market. (More on this topic later.) In addition, both Funds have

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                                        4
significant investments in the largest market cap quintile: the Global Value Fund had nearly 30% invested in the first quintile, and the American Value Fund had just over 40% of its assets in the top quintile. The largest quintile of stocks (ranked by market cap) both inside and outside the United States, underperformed the broader stock markets for the past 12 months. Indeed, as the cover story of the April 17, 2006 issue of BUSINESS WEEK magazine reports, large-cap US stocks have been suffering through one of their worst periods of relative performance despite strong earnings growth. 6

      During the past year or two, small and mid-cap stocks have been the best performers. As money sloshed around looking for sectors that have performed well, small and mid-cap stocks appeared on the radar screen a few years back. In early 2000, when large-cap stocks were richly valued--as evidenced by a price/earnings ratio for the S&P 500 north of 30-- small and mid-cap stocks were relatively cheap. As these two sectors began to outperform their large-cap brethren, the money began to flow into small and mid-cap mutual funds. However, one has to ask whether the easy money has been made in small and mid-cap stocks, or whether the money flows into small and mid-cap mutual funds created a self-fulfilling prophecy just as money flows into tech funds did in the late 1990s.

      Small and mid-cap stocks, which we have owned in large measure over the years, were usually perceived as riskier than blue chip stocks, and consequently carried lower price/earnings ratios. The relatively better market performance of small and mid-caps has now reversed that ratio. According to BUSINESSWEEK magazine, the Russell 2000 Index now trades at a rich 25X estimated earnings for 2006. 7 That is a 10 point premium to the S&P 500's estimated forward price/earnings ratio of 15X. Five years ago we were concerned about the high P/E ratio of the S&P 500 as compared to its historic average of 14.5X. A combination of strong earnings growth and a decline in the index over the past several years has returned its valuation to more reasonable levels. In calendar year 2005, the earnings of the S&P 500 grew a robust 22.1% while the index rose only 4.9%. The same cannot be said of the Russell 2000.

      Stock markets have a way of over-shooting themselves both on the upside and on the downside; i.e., they go to extremes of overvaluation and undervaluation. The relatively smaller market capitalization of small and mid-cap stocks means they are less liquid. This can be great when money is chasing small and mid-cap stocks, but potentially disastrous if sentiment changes and investors head for the door. While we hear statements that this time it's different, we have heard such statements many times in the past with subsequent grief for investors.

      The same can be said for funds that invest in foreign stocks. They have been the darlings of the investment world. And the riskiest markets have been the best performing. Again, according to BUSINESSWEEK magazine, cash flows into international stock funds have more than tripled since 2003 to $150

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                                        5
billion. And it is continuing, with inflows in January of this year nearly double the inflows in December. Like small and mid-cap US stocks, international stocks were relatively cheaper than large-cap US stocks for many years. However, this difference is quickly being arbitraged away as new money flows into the sector.

      These inflows are what we would call "top down." Investors have decided they want to invest in these sectors with little or no knowledge of whether there is any value left. They want to participate and, therefore, send their money into small and mid-cap funds and international funds, which then feel compelled to put the money to work. The inflows drive the stock prices up, which only attracts more inflows. It is an axiom in investing that money flows to those sectors or styles that have performed the best most recently. This sequence of events makes life for true value investors difficult. Stock prices rise to a level where there is little or no margin of safety. And because we are unwilling to follow the herd, we underperform indexes that track what the herd is buying.

      If you look over the portfolios of our two Funds, you will find they are mostly filled with businesses that you, and we, can understand and relate to: food, newspapers, banking, insurance, pharmaceuticals, beverages, etc. Nothing magical or beyond the average person's ability to comprehend their utility to everyday life. Nothing "sexy," and generally nothing on the cutting edge of new technology. Our Funds are also invested in all market-cap sectors, with large, mid and small-cap stocks well represented in the portfolios. The American Value Fund has a greater concentration in large-cap stocks, approximately 62% of assets, than does the Global Value Fund, which has 46% of assets invested in large caps. 8

      Last year the small and mid-cap sectors were the hot performers. Our all-cap approach meant that we participated in those sectors, but not to the degree the pure small and mid-cap funds did. And we were net sellers of these issues. In many cases, these are the stocks that Warren Buffett calls the "cigar butts" of the investment world. They were statistically cheap, but had little or no prospect to grow. Our selling has left us with a greater concentration in companies that we are more comfortable owning for the long run. It has also left us with more cash.

      Under more normal circumstances, cash raised from the sale of one security would be reinvested in another, far cheaper security. Such reinvestment opportunities are few and far between today, just as they were last year. This situation is particularly acute in the US, and foreign markets are quickly catching up. Hence, the reason we closed our doors to new business last year. Additional cash in our Funds would only compete with our existing shareholders for the few investment opportunities we can find at this time.

      Five years ago, the stock market was a highly bifurcated landscape. Stocks were divided into those that were grossly overvalued, and those that were

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

undervalued. The overvalued stocks were principally in the technology, media and telecommunications sectors, the so-called "TMT" stocks. When the TMT bubble burst in 2000, these stocks came crashing down. An article in FORTUNE magazine listed 10 stocks you could own for the next ten years, and nearly all were TMT issues. A year or two later, those stocks had an average loss of 80%, and have never recovered to the levels at which FORTUNE recommended them. On the other hand, many of the undervalued, more mundane, stocks rose. The spread in valuation between the most expensive stocks and the cheapest stocks went from its widest to perhaps its narrowest in our investment careers. After the market arbitraged away the spread between the most expensive and the least expensive of the large-cap stocks, it moved on to mid-cap and small-cap stocks. The valuation compression, the difference between the valuations of nearly the entire market, is now complete.

      This is a most unusual phenomenon. Usually, small and mid-cap stocks are perceived as "riskier" than so-called blue chip companies, and, therefore, carry lower market valuations. However, this approach leads to a lot of "babies being thrown out with the bath water," which is where value junkies like us come in. We hunt for the jewels among the rejected. Like the guy with the metal detector walking along the beach looking for lost jewelry, we forage through the stock tables looking for mispriced stocks.

      If you are looking for undervalued opportunities, it will be a frustrating search; we believe that there are very few mispriced stocks today. However, there are lots of mispriced stocks if your standard is overvalued stocks. In a world where the risk free rate of return, the interest rate on short-term Treasury bills, is 4.7%, up from about 2.8% a year ago, money is searching for better investment alternatives. And the world is awash in capital that is looking for a home. That search is often not mindful of "risk." Jeremy Grantham, a principal of Grantham, Mayo, Van Otterloo, a Boston-based investment firm, wrote last Fall about the rise in valuation of "riskier investments." (We regard Jeremy Grantham as one of the best thinkers in our industry.) Grantham is of the opinion that the "risk premium," the potential expected return for undertaking greater risk from less predictable investments, is at a low point. He warns of a "reversion to the mean." He wrote, "The low quality versus high quality spread, after a very strong return to risk in the third quarter, is now close to its lowest point ever." He went on to say, "In real life, the probability and extent of loss has directly varied historically with value, or the price you pay, and it is hard, if not impossible, to imagine that this will not continue." He cites statistics that show that since 1925, if you bought the S&P 500 at its cheapest quintile of price-to-trailing-10-year-earnings, and held it for ten years, you made an average compounded return of 10.6%. If you conversely bought the S&P 500 in its most expensive quintile of price-to-trailing-10-year-earnings and held it for 10 years, you made a measly 0.6% annually compounded return. Value matters!

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      Grantham  concludes  his quarterly  client  letter with the advice,  "Once again, but with even more enthusiasm: reduce risk-taking everywhere and do it now." His "once again" note refers to his cautious advice in the late 1990s for clients to err on the side of reducing risk and this cautious approach resulted in his losing "... 45% of [his] book of business in 2 1/2 years." Clearly, he is a person of conviction not borne of building assets under management.

      Similarly, Jean-Marie Eveillard, who managed the First Eagle Funds until last year, saw approximately 50% of his clients' money withdrawn during the TMT bubble because he refused to play along. By the time he retired five years later, he had achieved, deservedly, the status of a saint in the investment world. A significant portion of Jean-Marie's client base came from broker referrals where the brokers were paid a fee for merely bringing in new investors. In our opinion, this is often "hot money." It comes in and goes out depending on the investment fashion of the day. We have assiduously avoided this kind of money. We believe that it is fickle, lacks conviction, and is prone to move whenever another investment fad comes into play. It can also be bad for your clients who stay because all the selling of stocks they own can depress prices. We have avoided taking money from these sources just for the reason that it can be so destabilizing. And the favor has been returned by what we consider to be a very loyal group of shareholders. Our first major corporate client, which signed up in 1977, is still with us today. And most of its managers have also enjoyed the same longevity. Is this smart? It seems that most investment management relationships are lucky to last 3 or 4 years. However, this same client reports that the overall performance of its pension plan, achieved by its various long-term managers, ranks in the top 1% of its custodian bank's clients for nearly every ten-year period since the 1970s. Not so bad! Apparently, longevity can be a good thing.

      But back to the subject of risk. When the S&P 500 was trading at 33X earnings in late 1999 and early 2000, we believed that there was actually less risk in many segments of the stock market than there is today. The excesses of the S&P's valuation were confined to a few grossly overvalued industrial sectors. Lots of other sectors and asset classes were relatively cheap. This explains why most value managers who eschewed the siren call of the "new economy" came out relatively unscathed when the TMT bubble burst. However, in our view, today there are few pockets of undervaluation left among nearly all market sectors or asset classes. While we are not exactly back in bubble land, there is little of what Ben Graham called "margin of safety" in stocks today. The risk this entails is that there is little or no cushion to protect investors at current stock market levels if some unforeseen negative event occurs.

      Howard Marks, chairman of Oaktree Capital Management in Los Angeles, best described the risk environment in the risk/return graph reproduced on the following page:

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                                        8

                                    [GRAPHIC]

      Source: OAKTREE CLIENT LETTER, Howard Marks, October 27, 2004

      What Howard Marks observed was a significant flattening of the slope of the curve in recent years, as evidenced in the above chart, which appeared in his late 2004 newsletter. His conclusion: investors were assuming much greater risk today for much less anticipated return. What many investors seem to be forgetting is that you do not necessarily receive greater return as you move up the risk line. If the risk did not increase, riskier investments would not be risky. Greater risk means you may not achieve your anticipated return, or you may even lose money. In a more recent letter, Howard updated his risk/return graph to illustrate the variability of returns that are riskier as shown in the following chart:

                                    [GRAPHIC]

      Source: OAKTREE CLIENT LETTER, Howard Marks, January 19, 2006

      As the graph shows, the variance between the best and the worst performing managers in increasingly risky investments widens significantly. At the start of the risk/return line are short-term Treasury notes. They are safe and the difference in performance between one manager who buys Treasury notes

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                                        9
and another is virtually non-existent. At the far right end of the line are such asset classes as some hedge funds and venture capital. Here, the risk increases substantially as does the variability in performance between the best and worst performing managers. That's OK if you only invest with the best in class. But isn't that everyone's assumption when they choose a hedge fund manager?

      Academicians like to define risk in terms of volatility, which they call beta, relative to some benchmark such as the S&P 500. If the price of a stock fluctuates significantly more than the S&P 500, it is considered "riskier." Howard Marks claims, and we agree, that the academics like this definition of risk because it is easy to measure and extrapolate from. But does it have anything to do with what real investment risk is? Does the average investor think about volatility in making investment decisions? Howard does not think so and neither do we.

      Defining risk is a highly subjective and personal exercise. What one investor thinks is risky may be completely different from what another investor perceives as risky. Some investors measure risk on a daily basis, while others look at it from a perspective of years. Some see it as the possibility of losing 1% on a particular investment while others are willing to bet the ranch. Merely assigning some mathematical ratio to a particular investment as its "risk measure" may be fine for academics but it is probably of little, if any, use to the average investor. Moreover, many forms of risk are not even identifiable. Natural catastrophes, terrorist attacks, stock market crashes, etc. can all happen, but can anyone seriously put a number on their likelihood? To quote Howard Marks, "...freakish, once-in-a-lifetime events are impossible to quantify or prepare for." He further writes, "The fact that something happened doesn't mean it was likely, and the fact that something didn't happen doesn't mean it was improbable. Improbable things happen all the time, just as likely things often fail to occur." The crash of Long-Term Capital Management ("LTCM") is just such an event. A group of some of the smartest risk assessors in the world, including two Nobel Laureates, could not prevent LTCM from losing all its money.

      Even financial soundness, or lack thereof, is not necessarily a reliable measure of risk. Howard Marks and many others have made significant profits investing in the least creditworthy segment of the bond market, junk bonds and distressed debt. We have made handsome profits investing in some of the most poorly managed and underperforming businesses in the world. Life insurance companies have made handsome profits even though every one of their policy holders eventually dies. Risk is in the price you pay for an investment. Cisco Systems has been a consistently profitable company, but at $70+ per share and 182X earnings, it was a risky investment. Conversely, British Steel has been a consistently poorly performing business, but at one-third of book value, it was a good investment.

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                                       10

      Ben Graham understood the concept of risk very well. He started his investment career as a credit analyst, and he invented the concept of "margin of safety." It has been a guiding principle of ours since the days when Bill Tweedy, Howard Browne and Joe Reilly went into partnership in 1945 and moved their office down the hall from Ben at 52 Wall Street.

      Many institutional investors employ "risk managers" to assess their portfolio risk at any given time. They run sophisticated mathematical analyses of quantifiable risk factors based on probabilities of events occurring. However, the worst risks, those that can be terminal to your net worth, are not quantifiable. We take risks every time we board an airplane or cross a street. We have made an assessment of the risk of a crash or being run over by some drunk driver. Despite the fact that on a per mile traveled basis, flying is safer than driving, there are people who will not get on an airplane. They have made a probability/possibility calculation and have chosen not to take the risk of flying. As remote as the possibility of a crash may be, they have decided not to take the risk because the potential consequences are final. We believe that responsible risk management in investing can help to avoid the terminal option.

      Our approach to risk management is both quantitative and instinctive. And it can come with certain costs, more in terms of lost opportunities. Firstly, our research process is rigorous. We approach investment opportunities as if we were the investment banker being asked to appraise a company for a possible sale. This involves an analysis of the quantifiable aspects of the company, such as balance sheet strength, historic earnings consistency, "hard asset values," etc. That's the easy part. Next come the qualitative aspects. How strong is its competitive position within its industry? Are future earnings predictable, or is the company vulnerable to new technologies, strong domestic or foreign competition, economic cycles, less than honest management, and governmental regulation. That finished, we next look for recent acquisitions of companies in the same or similar industries to see if there are any comparable sales to guide our appraisal. We also construct an LBO model for the company to see how much debt it could support in the event the likely buyer is not a competitor with synergy savings, but a financial buyer who must rely solely on the company's ability to, in effect, "buy itself." This process produces a value: our best estimate of what a likely buyer would pay for the enterprise, or what Ben Graham called "intrinsic value".

      Secondly, we want to make an investment at less than our estimate of intrinsic value, or at a discount generally somewhere in the range of 30% to 40%. This is our margin of safety, or cushion, in the event we have made a mistake in our valuation or some unforeseen event occurs that could negatively impact the value of the company. Conversely, we begin to consider selling a stock when its price reaches or exceeds our estimate of intrinsic value.

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                                       11

      Lastly, we diversify our investments both in terms of the number of issues and the number of industries in which we invest. No matter how rigorous your research is, and no matter how confident you are in making predictions about future prospects, errors can be made or unforeseen events can occur that will render your judgment incorrect. In the 1980s, A. H. Robins, a large medical device company that made the Dalkon Shield, a birth control device that was alleged to cause cervical cancer, was forced into bankruptcy because of lawsuits. A family that had previously been among the richest in America was suddenly among the poorest. These things happen. Diversification seeks to protect us from such non-foreseeable events. Our rule of thumb is generally no more than 3% of assets at cost in any one issue. Three percent is an arbitrary number. Many of our peers would say this is too extreme. It may well be, but we prefer wearing "belts AND suspenders" in the stewardship of your money and ours.

      These principles, from time to time, can tie our hands when it comes to investing. It requires a fairly significant number of stocks selling at a substantial discount from intrinsic value. We try to work around this problem by investing in all market caps rather than arbitrarily restricting ourselves to stocks above a certain size. And being global also helps. Even with a net this wide, we are having problems finding investment opportunities meeting our discount-from-intrinsic-value criteria. Historically, stock markets have provided a better balance between greed and fear. The fear quotient provided ample investment opportunities for "know nothings" like us who chose to ignore what we considered the excesses of fear. This market knows no fear. And as Warren Buffett has said, it just isn't fun when you can't find juicy investment opportunities. That will eventually change. Reversion to the mean is a powerful force. In the meantime, we believe we need to avoid temptations to change our investment principles to accommodate a market that is not very accommodating to our needs.

      When this reversion to the mean will occur is anyone's guess. As Yogi Berra said, "It's tough to make predictions, especially about the future." As anyone who has read Malcolm Gladwell's book, THE TIPPING POINT, will understand, pressures for a significant reversal can build with no apparent effect until they reach a certain point. Then watch out. For example, there was no single, unexpected event that triggered the stock market crash of 1987. Numerous forces were building that ultimately reached the tipping point and sent the stock market into a tail spin. Ditto for the bursting of the TMT bubble in 2000. No single event caused this enormous deflation in excessive stock market valuations. Nor did any oracle come down from the mountain and declare with supreme authority that those tech stocks were a disaster waiting to happen. It just happened. The valuations had gotten way out of line, and no one could justify them any longer. A Tipping Point. Think of it as an earthquake. Any earthquake-prone part of the world would be much better off with an earthquake every week measuring 0.1 on the Richter scale rather than

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                                       12
one earthquake every ten or fifteen years measuring 7.5. But things don't happen like that. Think about the real estate market. It has been a "one-way ticket to ride" for five or ten years. Fueled by a strong economy and cheap credit, real estate prices have been soaring. Groups of investors/speculators are pooling their resources and buying whole blocks of apartments in newly proposed condominiums in places like Miami and Las Vegas with the hope of "flipping" them to buyers who do not want to wait for the building to be completed. For just 10% down, flippers can reserve an apartment. The developer needs anywhere from one-half to two-thirds of the units in a project to be pre-sold before he can call down his construction financing. In many cases, the buyers who do plan to occupy their apartments are using these as third or fourth homes. Could there be some economic sensitivity in this equation? But things like this do not go on forever. Already there are signs of weakness. Las Vegas has been a hot market for condominiums. Although Nevada is one of those wonderful states with no income tax, and it offers gambling to those interested, Vegas is a pretty unseemly spot. Several projects have been cancelled recently. Is this the start of a tipping point? Mostly, the real estate market has so far ignored a doubling of short-term interest rates, a significant increase in mortgage rates, and the fact that certain real estate markets are reaching the point of saturation. Eventually the party has to end. Think of it as a game of musical chairs, but instead of taking just one chair away in each round, take half of them away.

      A few years back, a friend of ours was looking at an apartment in a prestigious pre-war building on Manhattan's Upper East Side with an asking price of $4.5 million. He had a floor plan from the original prospectus in 1929. The price then was $149,000. In 1975 you could have bought the same apartment for $125,000. If you had purchased it in 1929, you would have been sitting on a loss of 16% 46 years later. Today, the same apartment would probably sell for $8 million. If you purchased it in 1975, a tipping point, today you would be sitting on a gain of $7.875 million, or an annually compounded rate of return of 14.9%. In pre-crash 1929, apartments sold like hot cakes. In 1975, you had trouble giving them away. We are back in hot cakes land!

      This discussion is not meant to scare you into selling everything and putting the proceeds into T-bills. It is meant to inject a bit of caution into your investment decisions. Psychologically, the average person perceives risk to be greatest when nothing is going right, and least when everything seems OK. Logically, we all know that is wrong. However, it can be difficult to hold views that go against the tide of public opinion. And the popular press does not help. Almost nightly, Lou Dobbs reports on CNN about the number of jobs that are being "exported" overseas where cheaper labor is available. His "corporate hit list" blames executive greed for throwing hard-working Americans out of work. Maybe, just maybe, they are coping with the realities of a global marketplace. "GM cuts 30,000 jobs!" That is the headline we see. We don't see the headline

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                                       13
that says the US economy creates 30,000 jobs EVERY WEEK while Europe creates a fraction of that. The US has one of the lowest unemployment rates in the developed world and still needs millions of illegal immigrants to perform jobs Americans are not willing to take. If you live in a major metropolitan area, you are very likely to be dependent on workers who are probably not in the country legally.

      Nothing other than short-term Treasuries can insulate an investor from market declines. And declines more often than not go to extremes. However, predicting declines is a very inexact exercise. And it is mostly wrong. In a new book, EXPERT POLITICAL JUDGEMENT: HOW GOOD IS IT? HOW CAN WE KNOW? by UC Berkeley Professor Philip E. Tetlock, the author demonstrates after extensive research that the opinions of "experts" are no more accurate than those of the average man in the street. The book is somewhat mis-titled as many of its conclusions relate to economic and not political questions. Tetlock gathered a staggering 82,361 forecasts that he analyzed. The conclusion is that "experts" are no better at making economic or political predictions than you or we are. Worse, the prognosticators who get the most media attention are even more off the mark. It seems that good looks coupled with a strong and authoritative voice gets more face time. Intelligence is a distant factor in choosing who the media puts before us. In another book we recommend, UBIQUITY: WHY CATASTROPHES HAPPEN, by Dr. Mark Buchanan, the author makes a similar case. He quotes a respected financial analyst who concluded: "When they are predicting anything that involves money, economists, prominent investors and the reporters who quote them haven't been wrong on occasion: they have been unerringly wrong." In another study we have seen, the predictions of leading economists tend to have little variance from the mean. The big variance occurs between the consensus prediction and reality. Making investment decisions based on "expert" predictions may not be additive to your investment returns. Bottom line: value counts.

      It has generally been our experience that stocks that are well overvalued do not sustain their excessive price levels forever. Conversely, stocks that are undervalued ultimately rise to at least their intrinsic values. How long it takes for stocks to rise or fall to their intrinsic values, and the change in intrinsic value over your holding period, is what determines your rate of return. If stock markets were efficient, as many academics claim, there would not be any need for money managers. All stock prices would merely reflect the underlying intrinsic value of the business, and rise or fall as the fortunes of the business evolved. Were that the case we would all own only growth stocks because they would be growing their earnings faster than more mundane businesses, and there would be no risk as their valuations would never go to excess.

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                                       14

      Fortunately for us, as we enjoy doing what we do, this is not how the world works. Estimating intrinsic value is something of an art. Predicting how a business will perform in the future is only a "best guess" exercise. One thing we do believe is that owning a diversified portfolio of stocks that are selling on average for less than your best estimate of intrinsic value ultimately produces a gain. It may take the market a while to recognize the inherent value in your portfolio, which can be frustrating, but ultimately it will. That was the case with our stocks last year. While gains can be disappointing in any given shorter time period, there is the comfort that owning stocks selling for less than intrinsic value should insulate an investor from permanent capital loss in the long run.

                                              Very truly yours,

                                              TWEEDY, BROWNE COMPANY LLC

                                              Christopher H. Browne
                                              William H. Browne
                                              John D. Spears
                                              Thomas H. Shrager
                                              Robert Q. Wyckoff, Jr.
                                              MANAGING DIRECTORS

April 24, 2006

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                                       15

Notes:

(1) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Information with respect to MSCI EAFE indexes used is available at month end only; therefore the closest month end to the Global Value Fund's inception date, May 31, 1993, was used.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

(6) Market-cap quintiles are calculated by sorting a broad market index (S&P 500 and MSCI EAFE, in this case) into five equally-sized groups based on their market capitalization. The quintile of the largest market capitalization stocks includes stocks with a market cap of greater than $15.5 billion for the MSCI EAFE Index and $27.4 billion for the S&P 500. As of March 31, 2006, the American Value Fund had 40.4% of its total assets invested in equities with a market cap greater than $27.4 billion, and the Global Value Fund had 29.5% of its total assets invested in equities with a market cap greater than $15.5 billion.

(7) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index

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                                       16
      is an unmanaged market-cap weighted index and includes the reinvestment of dividends.

(8) We define large cap stocks as having a total market capitalization of $5 billion or greater, mid-cap between $1 billion and $5 billion and small cap less than $1 billion.

The securities of small, less well-known companies may be more volatile than those of larger companies. In addition, investing in foreign securities involves additional risks beyond the risks of investing in securities of US markets. These risks involve economic and political considerations not typically found in US markets, including currency fluctuation, political uncertainty and different financial standards, regulatory environments, and overall market and economic factors in the countries. Investors should refer to the Funds' prospectus for description of risk factors associated with investments in securities held by the Funds.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. Of course there is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Tweedy, Browne American Value Fund and Tweedy, Browne Global Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

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                                       17

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

TWEEDY, BROWNE FUND INC.

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TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE AMERICAN VALUE FUND

                                  ANNUAL REPORT

                                 MARCH 31, 2006

TWEEDY, BROWNE FUND INC.

--------------------------------------------------------------------------------

INVESTMENT ADVISER'S NOTE

To Our Shareholders:

      We are pleased to present the Annual Report for the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund for the year ended March 31, 2006. Investment results* for the past one, three, five and ten years, along with results since inception of both Funds, are shown in the tables below:

--------------------------------------------------------------------------------
                                                MSCI EAFE         MSCI EAFE
PERIOD ENDED              TWEEDY, BROWNE       INDEX(1)(2)       INDEX(1)(2)
MARCH 31, 2006          GLOBAL VALUE FUND       (IN US $)     (HEDGED TO US $)
--------------------------------------------------------------------------------
6 Months                      11.06%             13.86%            17.00%
--------------------------------------------------------------------------------
1 Year                        20.24              24.41             36.42
--------------------------------------------------------------------------------
3 Years                       27.02              31.14             27.84
--------------------------------------------------------------------------------
5 Years                        9.92               9.64              4.39
--------------------------------------------------------------------------------
10 Years                      12.63               6.49              7.78
--------------------------------------------------------------------------------
Since Inception(3)            13.10               7.22              8.05
================================================================================

--------------------------------------------------------------------------------
PERIOD ENDED              TWEEDY, BROWNE                  S&P
MARCH 31, 2006         AMERICAN VALUE FUND              500(1)(4)
--------------------------------------------------------------------------------
6 Months                      3.59%                       6.38%
--------------------------------------------------------------------------------
1 Year                         7.41                      11.73
--------------------------------------------------------------------------------
3 Years                       13.92                      17.19
--------------------------------------------------------------------------------
5 Years                        4.07                       3.96
--------------------------------------------------------------------------------
10 Years                       9.22                       8.94
--------------------------------------------------------------------------------
Since Inception(3)            10.73                      10.63
================================================================================

* THE PRECEDING PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE VISIT WWW.TWEEDY.COM TO OBTAIN PERFORMANCE DATA, WHICH IS CURRENT TO THE MOST RECENT MONTH END. SEE PAGE 23 FOR FOOTNOTES 1 THROUGH 4, WHICH DESCRIBE THE INDICES AND INCEPTION DATES OF THE FUNDS. RESULTS ARE ANNUALIZED FOR ALL PERIODS GREATER THAN ONE YEAR.

      During the past year, which was a period of robust markets, neither Fund outperformed the market indices, although in absolute terms, the results of the Global Value Fund have been quite satisfactory.

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                                       20

      The past year, as measured by various worldwide indexes, has been something of an anomaly. Generally, world markets move in closer correlation to each other. This was not the case last year. Foreign markets significantly outperformed the S&P 500. However, over a ten- year period, the S&P 500 is well ahead of the MSCI EAFE index. At first glance, this appears odd. In 2005, the US economy grew at a healthy rate. Rising interest rates are still on the lower side of their long-term levels, unemployment is near an all-time low, and despite Lou Dobbs bemoaning the exporting of jobs to cheaper countries, some parts of the US are experiencing worker shortages. On the other hand, the larger economies in Europe eked out gains in GDP of less than 2%, unemployment has stubbornly held in the range of 9% to 10%, and there are riots when governments propose even modest labor law reforms. The Japanese market was particularly robust last year despite the fact that the Japanese economy grew by an anemic 1%. And although there is much wailing about the size of the US budget deficit, the budget deficits of France, Germany, Italy and Japan as a percent of GDP are greater. And the US economy is growing at a faster rate than the deficit as a percent of GDP. The same cannot be said for the major economies of Europe or Japan.

      Many experts predicted that the US dollar would weaken vis-a-vis the euro and the yen. This is an area of particular concern to us as the majority of our assets under management are invested outside of our country, and those investments are largely hedged back into the dollar. 5 We debated this topic at great length last year, and many of our shareholders questioned the wisdom of our hedging perspective. A further erosion of the dollar would have a negative effect on our results as compared to other international investment managers who do not hedge. (We are in the minority with our hedging policy.) We chose to stay the course, content to basically earn the rate of return on our investments in their local currencies. We acknowledge our inability to predict currency movements, and have also observed that few are successful at such predictions.

      A part of our underperformance can be attributed to our relatively high cash positions in both Funds: approximately 13% in the American Value Fund and 19% in the Global Value Fund. While we do not like carrying this much cash, it is a function of the lack of investment opportunities with which we are dealing in this market. In addition, both Funds have significant investments in the largest market-cap quintile: the Global Value Fund had nearly 30% invested in the first quintile, and the American Value Fund had just over 40% of its assets in the top quintile. The largest quintile of stocks (ranked by market cap) both inside and outside of the United States, underperformed the broader stock markets for the past 12 months. Indeed, as the cover story of the April 17, 2006 issue of BUSINESSWEEK magazine reports, large-cap US stocks have been suffering through one of their worst periods of relative performance despite strong earnings growth. 6

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                                       21

      During the past year or two, small and mid-cap stocks have been the best performers. As money sloshed around looking for sectors that have performed well, small and mid-cap stocks appeared on the radar screen a few years back. In early 2000, when large-cap stocks were richly valued--as evidenced by a price/earnings ratio for the S&P 500 north of 30--small and mid-cap stocks were relatively cheap. As these two sectors began to outperform their large-cap brethren, the money began to flow into small and mid-cap mutual funds. However, one has to ask whether the easy money has been in small and mid-cap stocks, or whether the money flows into small and mid-cap mutual funds created a self-fulfilling prophecy just as money flows into tech funds did in the late 1990s.

      Our Funds are invested in all market-cap sectors, with large, mid and small-cap stocks well represented in the portfolios. Last year the small and mid-cap sectors were the hot performers. Our all cap approach meant that we participated in those sectors, but not to the degree the pure small and mid-cap funds did. And we were net sellers of these issues. In many cases, these are the stocks that Warren Buffett calls the "cigar butts" of the investment world. They were statistically cheap, but had little or no prospect to grow. Our selling has left us with a greater concentration in companies that we are more comfortable owning for the long run. It has also left us with more cash.

      Under more normal circumstances, cash raised from the sale of one security would be reinvested in another, far cheaper security. Such reinvestment opportunities are few and far between today, as they were last year. This situation is particularly acute in the US, and foreign markets are quickly catching up. Hence, the reason we closed our doors to new business last year. Additional cash in our Funds would only compete with our existing shareholders for the few investment opportunities we can find at this time.

                                    Very truly yours,

                                    TWEEDY, BROWNE COMPANY LLC

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears
                                    Thomas H. Shrager
                                    Robert Q. Wyckoff, Jr.
                                    MANAGING DIRECTORS

April 24, 2006

--------------------------------------------------------------------------------

Notes:

(1) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Information with respect to MSCI EAFE indexes used is available at month end only; therefore the closest month end to the Global Value Fund's inception date, May 31, 1993, was used.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

(6) Market-cap quintiles are calculated by sorting a broad market index (S&P 500 and MSCI EAFE, in this case) into five equally-sized groups based on their market capitalization. The quintile of the largest market capitalization stocks includes stocks with a market cap of greater than $15.5 billion for the MSCI EAFE Index and $27.4 billion for the S&P 500. As of March 31, 2006, the American Value Fund had 40.4% of its total assets invested in equities with a market cap greater than $27.4 billion, and the Global Value Fund had 29.5% of its total assets invested in equities with a market cap greater than $15.5 billion.

The securities of small, less well-known companies may be more volatile than those of larger companies. In addition, investing in foreign securities involves additional risks beyond the risks of investing in securities of US markets. These risks involve economic and political considerations not typically found in US markets, including currency fluctuation, political uncertainty and different

--------------------------------------------------------------------------------
financial standards, regulatory environments, and overall market and economic factors in the countries. Investors should refer to the Funds' prospectus for description of risk factors associated with investments in securities held by the Funds.

Tweedy, Browne American Value Fund and Tweedy, Browne Global Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

--------------------------------------------------------------------------------

                       This page left blank intentionally.

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

EXPENSE INFORMATION

      A shareholder of the Fund incurs two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2005 to March 31, 2006.

      ACTUAL EXPENSES The first line of the table on the following page provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Fund for the period. This information may be used to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table on the following page are meant to highlight a shareholder's ongoing costs only and do not reflect redemption fees. Redemptions from the Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Fund. There are no other transactional expenses associated with the purchase and sale of shares charged by the Fund, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges.

--------------------------------------------------------------------------------

                                     [MAP]

--------------------------------------------------------------------------------

EXPENSE INFORMATION

      Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder's costs would have been higher.

--------------------------------------------------------------------------------
                               BEGINNING        ENDING     EXPENSES PAID DURING
                             ACCOUNT VALUE  ACCOUNT VALUE         PERIOD*
                                10/1/05        3/31/06        10/1/05-3/31/06
--------------------------------------------------------------------------------
Actual                          $ 1,000        $ 1,111            $ 7.26
--------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $ 1,000        $ 1,018            $ 6.94
--------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.38%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182 DAYS IN THE MOST RECENT FISCAL HALF-YEAR, DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

March 31, 2006

                 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
          TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL
        INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND FAR EAST ("EAFE")
                        INDEX (IN US DOLLARS AND HEDGED)
                            6/15/93 THROUGH 3/31/06

                    MSCI     MSCI
         Global     EAFE     EAFE
  Date   Value      INDEX  (Hedged)
 6/1/93   10000    9843.98   9964
 9/1/93   10310    10496.9  10555
 3/1/94   12260    10957.7  10839.9
 9/1/94   12300    11528.7  10857.4
 3/1/95   11678.3  11678.3  10032.7
 9/1/95   12874.6  12196.1  11290.1
 3/1/96   14700.9  13056.7  12764.8
 9/1/96   15174.4  13246.6  13339.7
 3/1/97   17149.3  13246.6  14363.6
 9/1/97   19878.1  14860.2  16601.2
 3/1/98   22823.5  15711.4  18480.9
 9/1/98   18819.1  13621.3  15406.3
 3/1/99   23514.3  16664.1  19365.4
 9/1/99   26648.7  17837.5  20443.8
 3/1/00   28612.7  20845.3  25338.2
9/30/00   30551.9  18404.6  24398.4
3/31/01   30094.5  15455.6  21791.3
9/30/01   27549    13152    17920
3/31/02   31361    14141    20111
9/30/02   24673.8  11287    14162
3/31/03   23565    10856    12929
9/30/03   29228    14000    15639
3/31/04   35003    17102    17751
9/30/04   35975    17092    17905
3/31/05   40167    19678    19801
9/30/05   43486    21501    23087
3/31/06   48299    24481    27012



--------------------------------------------------------------------------------
MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------
                                                                    WITHOUT
THE FUND                                                   ACTUAL   WAIVERS
-------------------------------------------------------    ------   -------

Inception (6/15/93) through 3/31/06                        13.10%   13.09%
Year Ended 3/31/06                                         20.24%   20.24%

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN*
--------------------------------------------------------------------------------
                                                           YEAR    INCEPTION
                                                           ENDED   (6/15/93)-
                                                          3/31/06   3/31/06
                                                          -------  ----------
The Fund                                                   20.24%    382.99%
MSCI EAFE (in US Dollar)                                   24.41%    144.81%
MSCI EAFE (Hedged)                                         36.42%    170.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: THE PERFORMANCE  SHOWN  REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2006

      In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars and hedged into US dollars.

      However, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER-INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

   UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                                            MARKET
                                                                            VALUE
    SHARES                                                                 (NOTE 1)
---------------                                                         --------------
                  COMMON STOCKS--76.9%
                  BELGIUM--2.2%
      1,646,311   KBC Groupe SA .....................................   $  176,517,117
                                                                        --------------

                  CANADA--1.3%
         10,000   Melcor Developments Ltd. ..........................        1,542,945
      1,873,000   National Bank of Canada, Toronto ..................      102,528,528
                                                                        --------------
                                                                           104,071,473
                                                                        --------------

                  CZECH REPUBLIC--0.0%+
          2,800   Philip Morris CR a.s. .............................        1,909,323
                                                                        --------------

                  DENMARK--0.4%
        950,000   Danske Bank A/S ...................................       35,202,017
                                                                        --------------

                  FINLAND--4.0%
      2,435,000   Cargotec Corporation, B Share .....................       99,599,438
      1,000,000   Huhtamaki Oyj .....................................       18,878,428
      4,870,000   Kone Oyj, Class B .................................      200,200,765
                                                                        --------------
                                                                           318,678,631
                                                                        --------------

                  FRANCE--5.9%
        433,783   BNP Paribas SA ....................................       40,237,030
      2,390,980   CNP Assurances ....................................      240,735,697
        300,000   Nexans SA .........................................       23,325,750
          1,000   NSC Groupe ........................................           87,434
      1,825,000   Sanofi-Aventis ....................................      173,369,920
                                                                        --------------
                                                                           477,755,831
                                                                        --------------

                  GERMANY--6.7%
         64,173   Boewe Systec AG ...................................        4,543,070
        768,493   Fraport AG ........................................       58,403,757
         42,354   KSB AG ............................................       10,039,816
        274,021   Linde AG ..........................................       23,759,717
        875,766   Merck KGaA ........................................       83,121,145
      1,560,342   Springer (Axel) Verlag AG .........................      211,484,745
      1,992,000   Volkswagen AG .....................................      150,206,356
                                                                        --------------
                                                                           541,558,606
                                                                        --------------

                  HONG KONG--2.1%
     13,924,322   Jardine Strategic Holdings Ltd. ++ ................      154,559,974
     42,847,281   SCMP Group Ltd. ...................................       15,322,617
      1,268,800   Swire Pacific Ltd., Class B .......................        2,305,467
                                                                        --------------
                                                                           172,188,058
                                                                        --------------

                  IRELAND--0.2%
      5,000,000   Independent News & Media PLC ......................       16,155,577
      1,111,317   Unidare PLC .......................................          537,947
                                                                        --------------
                                                                            16,693,524
                                                                        --------------

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
MARCH 31, 2006

                                                                            MARKET
                                                                            VALUE
    SHARES                                                                 (NOTE 1)
---------------                                                         --------------
                  COMMON STOCKS
                  ITALY--1.5%
        348,709   Banco Popolare di Verona e Novara .................   $    9,216,309
        937,215   Maffei SPA ........................................        2,435,643
      8,032,000   Mondadori (Arnoldo) Editore SPA ...................       78,683,157
      2,598,000   Natuzzi SPA, Sponsored ADR ........................       18,965,400
      1,005,000   Sol SPA ...........................................        5,740,494
        805,250   Vincenzo Zucchi SPA ...............................        3,118,329
                                                                        --------------
                                                                           118,159,332
                                                                        --------------

                  JAPAN--4.9%
        552,900   Chofu Seisakusho Company Ltd. .....................       13,120,773
          1,001   Coca-Cola Central Japan Company Ltd. ..............        8,823,121
        455,000   Daiwa Industries Ltd. .............................        4,561,954
      5,251,000   Fujitec Company Ltd. ..............................       33,733,859
        631,100   Fukuda Denshi Company Ltd. ........................       22,785,711
         22,100   Hurxley Corporation ...............................          383,973
        319,000   Inaba Seisakusho Company Ltd. .....................        5,501,865
        321,000   Katsuragawa Electric Company Ltd. .................        2,530,130
      1,461,000   Kawasumi Laboratories Inc. ........................        9,546,834
         69,100   Mandom Corporation ................................        1,736,431
        477,000   Matsumoto Yushi-Seiyaku Company Ltd. ..............       12,977,117
        288,200   Meito Sangyo Company Ltd. .........................        5,911,043
         36,240   Milbon Company Ltd. ...............................        1,406,723
        307,100   Mirai Industry Company Ltd. .......................        3,677,704
         61,000   Nankai Plywood Company Ltd. .......................          508,204
         40,000   Nippon Antenna Company Ltd. .......................          345,792
      1,203,000   Nippon Cable System Inc. ..........................       21,054,284
        162,780   Nippon Kanzai Company Ltd. ........................        4,856,222
      1,253,000   Nippon Konpo Unyu Soko Company Ltd. ...............       17,426,672
        746,000   Nissha Printing Company Ltd. ......................       28,008,984
        721,500   Nitto FC Company Ltd. .............................        4,891,940
        640,400   Riken Vitamin Company Ltd. ........................       16,119,908
        451,000   Sangetsu Company Ltd. .............................       12,843,122
      1,483,200   Sanyo Shinpan Finance Company Ltd. ................       91,765,065
        760,600   Shikoku Coca-Cola Bottling Company Ltd. ...........        9,508,306
        289,300   Shingakukai Company Ltd. ..........................        2,140,511
        331,500   Shinki Company Ltd. ...............................        2,950,038
        204,000   SK Kaken Company Ltd. .............................        6,215,612
        612,000   Sonton Food Industry Company Ltd. .................        6,483,600
        484,070   Takefuji Corporation ..............................       30,400,531
        269,000   TENMA Corporation .................................        4,890,287
      1,073,000   Torishima Pump Manufacturing Company Ltd. .........        8,748,419
                                                                        --------------
                                                                           395,854,735
                                                                        --------------

                  MEXICO--1.9%
      1,921,351   Coca-Cola Femsa SA de CV, Sponsored ADR ++ ........       63,788,853
     14,623,380   Embotelladoras Arca SA de CV ......................       33,694,888

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                                            MARKET
                                                                            VALUE
    SHARES                                                                 (NOTE 1)
---------------                                                         --------------
                  COMMON STOCKS
                  MEXICO--(CONTINUED)
        144,177   Grupo Aeroportuario del Sureste SA de CV, ADR .....   $    4,812,628
     30,132,400   Grupo Continental SA ..............................       50,620,607
                                                                        --------------
                                                                           152,916,976
                                                                        --------------

                  NETHERLANDS--14.3%
      8,737,365   ABN AMRO Holding NV ...............................      261,590,157
      1,980,990   Akzo Nobel NV .....................................      104,978,038
         23,620   Crown Van Gelder Gemeenschappelijk Bezit NV .......          571,678
      5,477,810   Heineken Holding NV ...............................      188,528,834
      2,890,000   Heineken NV .......................................      109,536,994
      4,810,555   Holdingmaatschappij De Telegraaf NV ...............      123,358,013
        687,150   IMTECH NV .........................................       35,091,766
      1,409,414   Koninklijke Grolsch NV ............................       52,447,516
        241,500   Randstad Holding NV ...............................       14,294,074
      1,224,597   Stork NV ..........................................       68,229,114
        398,138   TKH Group NV ......................................       23,897,723
      1,161,000   Unilever NV, CVA ..................................       80,505,966
      4,498,159   Wegener NV ........................................       74,575,572
        712,500   Wolters Kluwer NV, CVA ............................       17,744,815
                                                                        --------------
                                                                         1,155,350,260
                                                                        --------------

                  NORWAY--0.8%
      2,302,000   Schibsted ASA .....................................       63,312,585
                                                                        --------------

                  SINGAPORE--2.7%
      6,708,510   Fraser & Neave Ltd. ...............................       82,086,641
      5,946,003   Jardine Cycle & Carriage Ltd. .....................       40,787,710
      1,000,000   Robinson & Company Ltd. ...........................        4,047,832
     11,465,650   Singapore Press Holdings Ltd. .....................       31,885,440
      6,292,000   United Overseas Bank Ltd. .........................       60,658,901
        629,200   United Overseas Land Ltd. .........................        1,123,745
                                                                        --------------
                                                                           220,590,269
                                                                        --------------

                  SOUTH KOREA--1.4%
         23,260   Daehan City Gas Company Ltd. ......................          569,740
         93,346   Dong Ah Tire & Rubber Company Ltd. ................          546,636
      1,706,610   Korea Electric Power Corporation ..................       71,661,286
         23,200   Sam Young Electronics Company Ltd. ................          224,204
         36,890   Samchully Company Ltd. ............................        4,328,163
        294,325   Tae Young Corporation .............................       21,052,424
      3,196,233   Youngone Corporation ..............................       12,927,696
                                                                        --------------
                                                                           111,310,149
                                                                        --------------

                  SPAIN--1.3%
      2,277,000   Altadis SA ........................................      101,954,401
                                                                        --------------

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                                            MARKET
                                                                            VALUE
    SHARES                                                                 (NOTE 1)
---------------                                                         --------------
                  COMMON STOCKS
                  SWEDEN--0.0%+
         33,000   Cloetta Fazer AB, B Shares ........................   $      986,566
                                                                        --------------

                  SWITZERLAND--12.1%
         45,377   AFG Arbonia-Foster Holding AG, Bearer .............       14,270,916
      2,021,000   Compagnie Financiere Richemont AG .................       96,654,168
          5,842   Daetwyler Holding AG, Bearer ......................       22,351,456
         92,315   Edipresse SA, Bearer ..............................       40,705,910
        125,635   Forbo Holding AG ..................................       30,042,421
         18,699   Gurit-Heberlein AG, Bearer ........................       20,031,832
          2,175   Helvetia Patria Holding, Registered ...............          490,971
         29,327   Loeb Holding AG ...................................        5,649,518
        875,160   Nestle SA, Registered .............................      259,162,811
              8   Neue Zuercher Zeitung .............................          495,849
      2,321,385   Novartis AG, Registered ...........................      128,783,267
         45,425   Phoenix Mecano AG .................................       15,085,473
        179,979   PubliGroupe SA, Registered ........................       53,986,125
        186,423   Siegfried Holding AG ..............................       28,173,503
        270,150   SIG Holding AG, Registered ........................       57,467,728
        100,000   Sika AG, Bearer ...................................      102,536,634
        367,980   Syngenta AG .......................................       51,585,060
        473,990   Tamedia AG ........................................       47,150,553
                                                                        --------------
                                                                           974,624,195
                                                                        --------------

                  UNITED KINGDOM--7.8%
      3,249,131   AGA Foodservice Group PLC .........................       22,148,552
     10,123,807   Barclays PLC ......................................      118,267,939
      7,942,980   BBA Group PLC .....................................       38,680,208
      3,979,658   Carclo PLC ........................................        4,866,542
     11,378,577   Clinton Cards PLC .................................       13,420,925
      7,961,458   Diageo PLC ........................................      125,183,182
      3,102,000   Elementis PLC .....................................        4,627,280
      3,062,500   Ennstone PLC ......................................        2,735,703
        960,125   GlaxoSmithKline PLC ...............................       25,063,969
        593,139   GlaxoSmithKline PLC, Sponsored ADR ................       31,027,101
     19,501,939   Group 4 Securicor PLC .............................       64,831,997
        923,006   Headlam Group PLC .................................        7,840,875
        263,075   Partridge Fine Art PLC ............................          145,382
        779,500   Raven Mount PLC ...................................        1,270,953
     10,148,287   Trinity Mirror PLC ................................      100,335,165
      4,840,572   TT Electronics PLC ................................       14,483,428
      5,025,000   Unilever PLC ......................................       51,337,762
                                                                        --------------
                                                                           626,266,963
                                                                        --------------

                  UNITED STATES--5.4%
        313,000   American Express Company ..........................       16,448,150
      2,360,922   American International Group, Inc. ................      156,033,335
         75,700   American National Insurance Company ...............        8,484,456

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

March 31, 2006

                                                                                           MARKET
                                                                                            VALUE
    SHARES                                                                                (NOTE 1)
---------------                                                                       ----------------
                  COMMON STOCKS
                  UNITED STATES--(CONTINUED)
      6,728,996   Hollinger International Inc., Class A ...........................   $     56,388,986
        580,100   MBIA Inc. .......................................................         34,881,413
      3,686,000   Pfizer Inc. .....................................................         91,855,120
        160,000   PNC Financial Services Group Inc. ...............................         10,769,600
        692,000   Popular Inc. ....................................................         14,365,920
        409,000   Torchmark Corporation ...........................................         23,353,900
        350,000   Transatlantic Holdings Inc. .....................................         20,457,500
                                                                                      ----------------
                                                                                           433,038,380
                                                                                      ----------------

                  TOTAL COMMON STOCKS
                  (COST $3,229,570,281) ...........................................      6,198,939,391
                                                                                      ----------------

                  PREFERRED STOCKS--2.1%
         12,194   Adris Grupa d.d. ................................................          6,679,549
        104,581   KSB AG, Vorzugsakt ..............................................         23,666,587
      1,363,417   ProSieben Sat. 1 Media AG .......................................         35,473,855
      1,249,700   Villeroy & Boch AG ..............................................         19,206,610
      1,599,000   Volkswagen AG ...................................................         87,637,909
                                                                                      ----------------

                  TOTAL PREFERRED STOCKS
                  (COST $90,667,480) ..............................................        172,664,510
                                                                                      ----------------

     FACE
    VALUE
---------------

U.S. TREASURY BILLS--0.3%
$    12,000,000   4.275% ** due 5/25/06 ++ ........................................         11,919,703
      8,000,000   4.695% ** due 8/24/06 ++ ........................................          7,855,576
      6,000,000   4.711%** due 8/24/06 ++ .........................................          5,891,682
                                                                                      ----------------

                  TOTAL U.S. TREASURY BILLS
                  (COST $25,670,138) ..............................................         25,666,961
                                                                                      ----------------

                  REPURCHASE AGREEMENT--18.9%
                  (COST $1,519,194,000)
  1,519,194,000   Agreement with UBS Warburg LLC, 4.520% dated 3/31/06,
                  to be repurchased at $1,519,766,230 on 4/3/06, collateralized by $1,235,972,000 U.S. Treasury Bonds, 12.000%, 7.250%,
                  7.500%, 8.750%, 8.875%, 8.750%, 7.875%, 7.125% and
                  6.250% due 8/15/13, 5/15/16, 11/15/16, 5/15/17, 2/15/19,
                  8/15/20, 2/15/21, 2/15/23, 8/15/23, respectively
                  (market value $1,549,582,044) ...................................      1,519,194,000
                                                                                      ----------------

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

March 31, 2006

                                                                                           MARKET
                                                                                            VALUE
                                                                                          (NOTE 1)
                                                                                      ----------------
TOTAL INVESTMENTS (COST $4,865,101,899*) ..................................    98.2%  $  7,916,464,862
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET) ........................     1.7        135,282,916
OTHER ASSETS AND LIABILITIES (NET) ........................................     0.1          9,214,720
                                                                              -----   ----------------
NET ASSETS ................................................................   100.0%  $  8,060,962,498
                                                                              =====   ================

----------
*     AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $4,861,531,557.
**    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
+     AMOUNT REPRESENTS LESS THAN 0.1% OF THE NET ASSETS.
++ AT MARCH 31, 2006, LIQUID ASSETS TOTALLING $242,413,814 HAVE BEEN DESIGNATED AS COLLATERAL FOR OPEN FORWARD CONTRACTS.
ADR   -- AMERICAN DEPOSITORY RECEIPT
CVA   -- CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
March 31, 2006 (Unaudited)

                                                 PERCENTAGE OF    MARKET VALUE
SECTOR DIVERSIFICATION                             NET ASSETS       (NOTE 1)
----------------------                           -------------  ---------------

COMMON STOCKS:

Food and Beverages ............................       14.2%     $ 1,145,110,571
Printing and Publishing .......................       11.2          905,607,968
Banking .......................................        8.3          667,790,998
Pharmaceuticals ...............................        7.0          561,394,025
Machinery .....................................        5.7          461,949,123
Insurance .....................................        5.6          449,555,859
Holdings ......................................        3.2          255,261,974
Manufacturing .................................        2.8          222,246,190
Autos .........................................        2.6          212,048,350
Financial Services ............................        2.6          211,647,214
Chemicals .....................................        2.5          204,831,761
Miscellaneous .................................        2.4          190,153,429
Building Materials ............................        1.3          105,780,541
Tobacco .......................................        1.3          103,863,724
Commercial Services ...........................        1.0           84,528,929
Engineering and Construction ..................        1.0           78,546,000
Retail ........................................        0.9           73,201,950
Airport Develop/maint .........................        0.8           63,216,385
Diversified Operations ........................        0.5           37,397,233
Construction Materials ........................        0.4           30,042,421
Electronics ...................................        0.4           29,568,901
Transportation ................................        0.3           26,642,981
Wholesale .....................................        0.3           21,221,944
Paper Products ................................        0.2           19,450,106
Textiles ......................................        0.2           16,046,025
Medical Research and Supplies .................        0.1            9,546,834
Utilities .....................................        0.1            4,897,903
Mining and Metal Fabrication ..................        0.0+           2,435,643
Real Estate ...................................        0.0+           1,542,945
Other .........................................        0.0+           3,411,464
                                                     -----      ---------------
TOTAL COMMON STOCKS ...........................       76.9        6,198,939,391
                                                     -----      ---------------
PREFERRED STOCKS ..............................        2.1          172,664,510
U.S. TREASURY BILLS ...........................        0.3           25,666,961
REPURCHASE AGREEMENT ..........................       18.9        1,519,194,000
UNREALIZED APPRECIATION ON FORWARD CONTRACTS ..        1.7          135,282,916
OTHER ASSETS AND LIABILITIES (NET) ............        0.1            9,214,720
                                                     -----      ---------------
NET ASSETS ....................................      100.0%     $ 8,060,962,498
                                                     =====      ===============

----------
+     AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (Unaudited)
March 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

BELGIUM                                                                     2%
CANADA                                                                      1%
FINLAND                                                                     4%
FRANCE                                                                      6%
GERMANY                                                                     9%
HONG KONG                                                                   2%
ITALY                                                                       2%
JAPAN                                                                       5%
MEXICO                                                                      2%
NETHERLANDS                                                                14%
NORWAY                                                                      1%
SINGAPORE                                                                   3%
SOUTH KOREA                                                                 2%
SPAIN                                                                       1%
SWITZERLAND                                                                12%
CASH EQUIVALENTS                                                           21%
UNITED KINGDOM                                                              8%
UNITED STATES                                                               5%

                              CZECH REPUBLIC - 0%+
                              DENMARK - 0%+
                              IRELAND - 0%+
                              SWEDEN - 0%+

                 + AMOUNT REPRESENTS LESS THAN 1% OF NET ASSETS

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2006

                                                     CONTRACT       MARKET
                                                       VALUE        VALUE
  CONTRACTS                                            DATE        (NOTE 1)
  ---------                                          --------   ---------------

FORWARD EXCHANGE CONTRACTS TO BUY
    30,000,000   European Union Euro ............     4/24/06   $    36,356,938
    10,500,000   New Zealand Dollar .............     7/13/06         6,373,203
    32,000,000   Swedish Krona ..................      5/4/06         4,116,623
                                                                ---------------

TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $47,378,806) ...................               $    46,846,764
                                                                ===============

FORWARD EXCHANGE CONTRACTS TO SELL
     3,000,000   Canadian Dollar ................     4/13/06   $    (2,572,526)
     7,000,000   Canadian Dollar ................     4/24/06        (6,004,440)
     4,500,000   Canadian Dollar ................      5/8/06        (3,861,597)
     7,000,000   Canadian Dollar ................     5/15/06        (6,008,210)
    11,000,000   Canadian Dollar ................     5/25/06        (9,444,350)
    15,000,000   Canadian Dollar ................     6/23/06       (12,889,654)
     5,000,000   Canadian Dollar ................     7/20/06        (4,299,920)
     4,000,000   Canadian Dollar ................     7/27/06        (3,440,634)
     3,500,000   Canadian Dollar ................    10/12/06        (3,017,191)
     3,000,000   Canadian Dollar ................    10/17/06        (2,586,506)
    11,000,000   Canadian Dollar ................     11/9/06        (9,489,631)
    12,000,000   Canadian Dollar ................    11/22/06       (10,355,891)
     8,000,000   Canadian Dollar ................     1/12/07        (6,913,288)
    15,000,000   Canadian Dollar ................     2/26/07       (12,978,010)
    10,000,000   Canadian Dollar ................     3/27/07        (8,657,903)
     2,500,000   Canadian Dollar ................      4/4/07        (2,163,365)
    42,000,000   Czech Koruna ...................    11/22/06        (1,815,571)
    17,500,000   Danish Krone ...................     4/12/06        (2,839,835)
    26,000,000   Danish Krone ...................      5/4/06        (4,224,588)
    48,000,000   Danish Krone ...................      5/8/06        (7,801,207)
    83,000,000   Danish Krone ...................     5/23/06       (13,502,370)
    42,000,000   Danish Krone ...................     6/23/06        (6,844,282)
    45,000,000   Danish Krone ...................     7/27/06        (7,346,359)
    30,000,000   Danish Krone ...................     8/21/06        (4,904,053)
    41,000,000   Danish Krone ...................     11/9/06        (6,728,935)
    36,000,000   Danish Krone ...................     1/24/07        (5,929,513)
    48,000,000   Danish Krone ...................     3/27/07        (7,928,411)
   116,000,000   European Union Euro ............     4/24/06      (140,580,160)
    15,000,000   European Union Euro ............      5/4/06       (18,189,672)
    65,000,000   European Union Euro ............      5/8/06       (78,842,103)
    30,000,000   European Union Euro ............     5/12/06       (36,397,987)
    37,000,000   European Union Euro ............     5/15/06       (44,899,480)
    41,500,000   European Union Euro ............     5/23/06       (50,386,054)
    32,000,000   European Union Euro ............     5/25/06       (38,856,879)
    75,000,000   European Union Euro ............      6/1/06       (91,111,081)
    24,000,000   European Union Euro ............      6/6/06       (29,164,315)
   125,000,000   European Union Euro ............     6/12/06      (151,952,314)
    56,000,000   European Union Euro ............      7/6/06       (68,171,869)
    73,000,000   European Union Euro ............      7/7/06       (88,872,029)
    36,000,000   European Union Euro ............     7/13/06       (43,842,482)
    13,000,000   European Union Euro ............     7/17/06       (15,835,664)
    15,000,000   European Union Euro ............     7/19/06       (18,274,030)
    32,000,000   European Union Euro ............     7/20/06       (38,986,849)

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2006

                                                     CONTRACT       MARKET
                                                       VALUE        VALUE
  CONTRACTS                                            DATE        (NOTE 1)
  ---------                                          --------   ---------------

FORWARD EXCHANGE CONTRACTS TO SELL
    13,000,000   European Union Euro ............     7/27/06   $   (15,844,812)
    10,000,000   European Union Euro ............      8/1/06       (12,191,839)
    50,000,000   European Union Euro ............      8/4/06       (60,969,765)
   100,000,000   European Union Euro ............     8/10/06      (121,981,834)
    30,000,000   European Union Euro ............     8/21/06       (36,617,840)
    25,000,000   European Union Euro ............      9/1/06       (30,534,314)
    60,000,000   European Union Euro ............      9/8/06       (73,312,126)
    63,000,000   European Union Euro ............     9/15/06       (77,009,018)
   120,000,000   European Union Euro ............     9/22/06      (146,743,487)
    32,000,000   European Union Euro ............     9/29/06       (39,146,949)
    60,000,000   European Union Euro ............     10/5/06       (73,422,679)
    32,000,000   European Union Euro ............    10/12/06       (39,172,553)
    35,000,000   European Union Euro ............    10/16/06       (42,853,604)
    12,000,000   European Union Euro ............    10/17/06       (14,693,404)
    18,000,000   European Union Euro ............     11/9/06       (22,065,646)
    48,000,000   European Union Euro ............    11/22/06       (58,880,288)
    70,000,000   European Union Euro ............    11/28/06       (85,893,069)
    65,000,000   European Union Euro ............     12/4/06       (79,781,991)
    53,000,000   European Union Euro ............    12/18/06       (65,098,985)
    45,000,000   European Union Euro ............     1/10/07       (55,337,178)
    55,000,000   European Union Euro ............     1/12/07       (67,641,200)
    90,000,000   European Union Euro ............     1/19/07      (110,724,968)
    35,000,000   European Union Euro ............     2/15/07       (43,118,864)
    23,000,000   European Union Euro ............     2/26/07       (28,351,121)
    56,000,000   European Union Euro ............      3/7/07       (69,060,458)
    16,000,000   European Union Euro ............     3/27/07       (19,746,665)
    30,000,000   European Union Euro ............      4/4/07       (36,965,361)
    36,500,000   Great Britain Pound Sterling ...     4/13/06       (63,318,751)
     7,500,000   Great Britain Pound Sterling ...     4/18/06       (13,011,325)
    10,000,000   Great Britain Pound Sterling ...     4/24/06       (17,349,429)
     6,000,000   Great Britain Pound Sterling ...      5/4/06       (10,410,865)
     1,300,000   Great Britain Pound Sterling ...      5/8/06        (2,255,820)
     4,000,000   Great Britain Pound Sterling ...     5/12/06        (6,941,396)
    11,500,000   Great Britain Pound Sterling ...     5/23/06       (19,959,751)
    11,000,000   Great Britain Pound Sterling ...     5/25/06       (19,092,499)
    15,000,000   Great Britain Pound Sterling ...     6/12/06       (26,042,040)
     6,000,000   Great Britain Pound Sterling ...     6/19/06       (10,417,870)
     6,000,000   Great Britain Pound Sterling ...     6/21/06       (10,418,171)
    18,000,000   Great Britain Pound Sterling ...     6/23/06       (31,255,418)
     8,500,000   Great Britain Pound Sterling ...     7/17/06       (14,765,577)
     5,000,000   Great Britain Pound Sterling ...     8/10/06        (8,689,390)
     7,000,000   Great Britain Pound Sterling ...     8/21/06       (12,167,555)
    20,000,000   Great Britain Pound Sterling ...      9/8/06       (34,775,756)
    15,000,000   Great Britain Pound Sterling ...     9/22/06       (26,088,432)
     9,500,000   Great Britain Pound Sterling ...    10/12/06       (16,528,029)
     6,000,000   Great Britain Pound Sterling ...    10/16/06       (10,439,403)
     5,500,000   Great Britain Pound Sterling ...     11/9/06        (9,573,017)
     7,000,000   Great Britain Pound Sterling ...    11/22/06       (12,186,296)
     6,000,000   Great Britain Pound Sterling ...     1/19/07       (10,454,807)
     8,500,000   Great Britain Pound Sterling ...     2/15/07       (14,817,197)
    11,400,000   Great Britain Pound Sterling ...     3/27/07       (19,884,706)

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2006

                                                     CONTRACT       MARKET
                                                       VALUE        VALUE
  CONTRACTS                                            DATE        (NOTE 1)
  ---------                                          --------   ---------------

FORWARD EXCHANGE CONTRACTS TO SELL
    43,000,000   Hong Kong Dollar ...............     4/18/06   $    (5,543,080)
    10,000,000   Hong Kong Dollar ...............     5/12/06        (1,289,607)
   160,000,000   Hong Kong Dollar ...............     5/15/06       (20,634,711)
   110,000,000   Hong Kong Dollar ...............     6/12/06       (14,191,937)
    18,000,000   Hong Kong Dollar ...............      7/7/06        (2,323,056)
   215,000,000   Hong Kong Dollar ...............     7/17/06       (27,751,817)
   101,000,000   Hong Kong Dollar ...............     7/19/06       (13,037,295)
   120,000,000   Hong Kong Dollar ...............     7/27/06       (15,491,730)
    50,000,000   Hong Kong Dollar ...............     8/10/06        (6,456,255)
   135,000,000   Hong Kong Dollar ...............     8/21/06       (17,434,791)
    75,000,000   Hong Kong Dollar ...............     9/22/06        (9,690,692)
    50,000,000   Hong Kong Dollar ...............     10/5/06        (6,461,712)
    87,000,000   Hong Kong Dollar ...............    10/17/06       (11,245,369)
    80,000,000   Hong Kong Dollar ...............     1/10/07       (10,353,550)
    77,000,000   Hong Kong Dollar ...............     2/15/07        (9,970,597)
    84,000,000   Hong Kong Dollar ...............     3/23/07       (10,882,809)
 1,600,000,000   Japanese Yen ...................     4/24/06       (13,609,252)
 2,300,000,000   Japanese Yen ...................      5/8/06       (19,600,869)
 2,000,000,000   Japanese Yen ...................     5/12/06       (17,052,926)
 4,500,000,000   Japanese Yen ...................     5/15/06       (38,383,762)
 4,500,000,000   Japanese Yen ...................     5/18/06       (38,398,454)
   900,000,000   Japanese Yen ...................      6/1/06        (7,693,571)
 2,600,000,000   Japanese Yen ...................      6/6/06       (22,241,089)
 1,250,000,000   Japanese Yen ...................     6/21/06       (10,714,838)
 2,500,000,000   Japanese Yen ...................     7/18/06       (21,509,222)
   900,000,000   Japanese Yen ...................     7/20/06        (7,745,448)
 7,800,000,000   Japanese Yen ...................      8/4/06       (67,265,872)
   550,000,000   Japanese Yen ...................     8/10/06        (4,747,028)
 2,000,000,000   Japanese Yen ...................     8/21/06       (17,288,130)
 1,000,000,000   Japanese Yen ...................      9/8/06        (8,665,595)
 1,270,000,000   Japanese Yen ...................     9/15/06       (11,015,975)
 1,500,000,000   Japanese Yen ...................     9/29/06       (13,035,968)
 1,850,000,000   Japanese Yen ...................    10/12/06       (16,104,304)
 3,000,000,000   Japanese Yen ...................    12/18/06       (26,339,761)
 2,000,000,000   Japanese Yen ...................     1/24/07       (17,643,666)
   115,000,000   Mexican Peso ...................      5/8/06       (10,526,396)
   115,000,000   Mexican Peso ...................     5/12/06       (10,523,282)
    90,000,000   Mexican Peso ...................     6/21/06        (8,211,812)
    75,000,000   Mexican Peso ...................      9/8/06        (6,804,634)
    90,000,000   Mexican Peso ...................     9/15/06        (8,161,482)
    18,000,000   Mexican Peso ...................    12/18/06        (1,621,836)
   265,000,000   Mexican Peso ...................     1/10/07       (23,839,873)
   190,000,000   Mexican Peso ...................     1/12/07       (17,090,426)
    76,000,000   Mexican Peso ...................     1/24/07        (6,830,625)
   180,000,000   Mexican Peso ...................      3/7/07       (16,131,989)
   350,000,000   Mexican Peso ...................      4/4/07       (31,347,546)
    10,500,000   New Zealand Dollar .............     7/13/06        (6,373,203)
    12,500,000   Norwegian Krone ................     5/15/06        (1,910,030)
   170,000,000   Norwegian Krone ................      6/1/06       (26,006,827)
   115,000,000   Norwegian Krone ................     7/13/06       (17,639,932)
    65,000,000   Norwegian Krone ................      9/8/06       (10,006,802)

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2006

                                                     CONTRACT       MARKET
                                                       VALUE        VALUE
  CONTRACTS                                            DATE        (NOTE 1)
  ---------                                          --------   ---------------

FORWARD EXCHANGE CONTRACTS TO SELL
    42,000,000   Norwegian Krone ................     9/29/06   $    (6,474,507)
    34,500,000   Norwegian Krone ................    10/17/06        (5,323,473)
    13,000,000   Singapore Dollar ...............      6/6/06        (8,055,067)
    11,000,000   Singapore Dollar ...............     6/23/06        (6,820,639)
    43,000,000   Singapore Dollar ...............     7/13/06       (26,685,622)
    11,500,000   Singapore Dollar ...............     7/17/06        (7,138,112)
    13,000,000   Singapore Dollar ...............     7/19/06        (8,069,883)
    25,000,000   Singapore Dollar ...............     7/27/06       (15,524,487)
    15,000,000   Singapore Dollar ...............     8/10/06        (9,320,453)
    30,000,000   Singapore Dollar ...............      9/8/06       (18,664,820)
    10,000,000   Singapore Dollar ...............     9/22/06        (6,225,462)
     5,000,000   Singapore Dollar ...............     9/26/06        (3,113,282)
     8,000,000   Singapore Dollar ...............     10/5/06        (4,983,342)
    27,000,000   Singapore Dollar ...............    11/13/06       (16,849,561)
    15,000,000   Singapore Dollar ...............     1/10/07        (9,386,434)
    21,000,000   Singapore Dollar ...............     1/12/07       (13,142,248)
    32,000,000   Singapore Dollar ...............     1/23/07       (20,036,682)
    25,000,000   Singapore Dollar ...............     1/24/07       (15,654,397)
    11,000,000   Singapore Dollar ...............      3/7/07        (6,901,620)
 1,850,000,000   South Korean Won ...............     4/13/06        (1,904,551)
10,000,000,000   South Korean Won ...............     6/19/06       (10,311,227)
22,000,000,000   South Korean Won ...............      8/1/06       (22,709,092)
20,000,000,000   South Korean Won ...............     8/17/06       (20,653,156)
10,250,000,000   South Korean Won ...............     9/26/06       (10,595,684)
11,200,000,000   South Korean Won ...............    10/12/06       (11,582,413)
15,330,000,000   South Korean Won ...............    12/18/06       (15,880,324)
11,500,000,000   South Korean Won ...............     1/12/07       (11,920,379)
 7,000,000,000   South Korean Won ...............     1/24/07        (7,258,090)
    40,000,000   Swedish Krona ..................      5/4/06        (5,145,779)
     2,850,000   Swiss Franc ....................     4/12/06        (2,183,486)
    11,000,000   Swiss Franc ....................     4/13/06        (8,428,349)
    60,000,000   Swiss Franc ....................     4/26/06       (46,033,892)
    27,500,000   Swiss Franc ....................      5/4/06       (21,117,196)
    10,000,000   Swiss Franc ....................      5/8/06        (7,682,513)
    15,000,000   Swiss Franc ....................     5/12/06       (11,529,073)
    30,000,000   Swiss Franc ....................     5/15/06       (23,066,109)
    12,000,000   Swiss Franc ....................     5/23/06        (9,234,947)
    30,000,000   Swiss Franc ....................     6/12/06       (23,136,098)
    25,000,000   Swiss Franc ....................     6/21/06       (19,297,494)
    16,000,000   Swiss Franc ....................     6/23/06       (12,352,875)
    20,000,000   Swiss Franc ....................      7/7/06       (15,462,975)
    16,500,000   Swiss Franc ....................     7/13/06       (12,764,747)
    20,500,000   Swiss Franc ....................     7/17/06       (15,865,692)
    10,000,000   Swiss Franc ....................     7/19/06        (7,740,939)
    37,000,000   Swiss Franc ....................     7/20/06       (28,644,391)
    20,000,000   Swiss Franc ....................     7/27/06       (15,494,505)
    20,000,000   Swiss Franc ....................      8/2/06       (15,503,989)
    25,000,000   Swiss Franc ....................     8/10/06       (19,395,816)
    20,000,000   Swiss Franc ....................     8/21/06       (15,534,099)
    32,500,000   Swiss Franc ....................      9/8/06       (25,289,440)
    72,000,000   Swiss Franc ....................     9/15/06       (56,066,025)

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2006

                                                     CONTRACT       MARKET
                                                       VALUE        VALUE
  CONTRACTS                                            DATE        (NOTE 1)
  ---------                                          --------   ---------------

FORWARD EXCHANGE CONTRACTS TO SELL
    26,000,000   Swiss Franc ....................     9/26/06   $   (20,268,912)
    17,000,000   Swiss Franc ....................     9/29/06       (13,256,524)
    18,000,000   Swiss Franc ....................     10/5/06       (14,043,962)
    20,000,000   Swiss Franc ....................    10/12/06       (15,614,320)
    15,000,000   Swiss Franc ....................    10/16/06       (11,714,995)
    11,000,000   Swiss Franc ....................     11/9/06        (8,609,765)
    32,000,000   Swiss Franc ....................    11/28/06       (25,089,983)
     8,500,000   Swiss Franc ....................     12/4/06        (6,668,175)
    25,000,000   Swiss Franc ....................    12/18/06       (19,637,362)
    15,000,000   Swiss Franc ....................     1/10/07       (11,807,254)
    55,000,000   Swiss Franc ....................     1/24/07       (43,348,917)
    17,000,000   Swiss Franc ....................     2/15/07       (13,425,877)
    20,000,000   Swiss Franc ....................     2/26/07       (15,811,152)
    11,500,000   Swiss Franc ....................     3/23/07        (9,112,393)
                                                                ---------------

TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $4,944,136,144) ................               $(4,808,321,186)
                                                                ===============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006

ASSETS
   Investments, at value (Cost $4,865,101,899) (Note 1)
      Securities ...................................................   $ 6,397,270,862
      Repurchase Agreement .........................................     1,519,194,000
                                                                       ---------------
   Total Investments ...............................................     7,916,464,862
   Cash and foreign currency (Cost $238,255) .......................           238,099
   Unrealized appreciation of forward exchange contracts (Note 1) ..       135,814,958
   Dividends and interest receivable ...............................        11,813,156
   Receivable for Fund shares sold .................................         7,422,863
   Recoverable foreign withholding taxes ...........................         6,692,794
   Prepaid expense .................................................            42,339
   Receivable for Fund redemption fee proceeds .....................             6,468
                                                                       ---------------
      TOTAL ASSETS .................................................     8,078,495,539
                                                                       ---------------
LIABILITIES
   Payable for Fund shares redeemed .....................  $ 9,769,732
   Investment advisory fee payable (Note 2) .............    5,434,909
   Transfer agent fees payable (Note 2) .................      595,015
   Unrealized depreciation of forward exchange
      contracts (Note 1) ................................      532,042
   Custodian fees payable (Note 2) ......................      336,496
   Administration and accounting fees payable (Note 2) ..      192,664
   Accrued expenses and other payables ..................      672,183
                                                           -----------
      TOTAL LIABILITIES ............................................        17,533,041
                                                                       ---------------
NET ASSETS .........................................................   $ 8,060,962,498
                                                                       ===============
NET ASSETS CONSIST OF
   Undistributed net investment income .............................   $    11,843,914
   Accumulated net realized loss on securities, forward exchange
      contracts and foreign currencies .............................      (107,775,876)
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ...........     3,186,524,721
   Par value .......................................................            28,227
   Paid-in capital in excess of par value ..........................     4,970,341,512
                                                                       ---------------
      TOTAL NET ASSETS .............................................   $ 8,060,962,498
                                                                       ===============
   NET ASSET VALUE, offering and redemption price per share
      ($8,060,962,498/282,273,898 shares of common
      stock outstanding) ...........................................   $         28.56
                                                                       ===============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2006

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $14,604,455) .....   $   144,616,247
   Interest ........................................................        51,432,531
                                                                       ---------------
      TOTAL INVESTMENT INCOME ......................................       196,048,778
                                                                       ---------------

EXPENSES
   Investment advisory fee (Note 2) ....................  $ 90,537,256
   Custodian fees (Note 2) .............................     3,665,243
   Administration and accounting fees (Note 2) .........     2,108,583
   Transfer agent fees (Note 2) ........................     2,074,169
   Legal and audit fees ................................       268,288
   Directors' fees and expenses (Note 2) ...............       207,077
   Other ...............................................     1,049,848
                                                          ------------
      TOTAL EXPENSES ...............................................        99,910,464
                                                                       ---------------
NET INVESTMENT INCOME ..............................................        96,138,314
                                                                       ---------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ...................................................       173,193,008
      Forward exchange contracts ...................................       (44,950,197)
      Foreign currencies and net other assets ......................        (1,821,423)
                                                                       ---------------
   Net realized gain on investments during the year ................       126,421,388
                                                                       ---------------
   Net unrealized appreciation (depreciation) of:
      Securities ...................................................       791,742,864
      Forward exchange contracts ...................................       341,132,846
      Foreign currencies and net other assets ......................          (573,250)
                                                                       ---------------
   Net unrealized appreciation of investments during the year ......     1,132,302,460
                                                                       ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................     1,258,723,848
                                                                       ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............   $ 1,354,862,162
                                                                       ===============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED         YEAR ENDED
                                                                    3/31/2006          3/31/2005
                                                                 ----------------   ---------------
Net investment income .........................................  $     96,138,314   $    82,777,011
Net realized gain on securities, forward exchange
   contracts and currency transactions during the year ........       126,421,388       124,671,703
Net unrealized appreciation of securities,forward
   exchange contracts, foreign currencies and net other
   assets during the year .....................................     1,132,302,460       614,389,949
                                                                 ----------------   ---------------
Net increase in net assets resulting from operations ..........     1,354,862,162       821,838,663

DISTRIBUTIONS:
   Dividends to shareholders from net investment income .......      (101,574,100)      (71,194,524)
Net increase in net assets from Fund share transactions .......       100,186,840       603,617,785
Redemption Fees ...............................................           165,643           358,219
                                                                 ----------------   ---------------
Net increase in net assets ....................................     1,353,640,545     1,354,620,143

NET ASSETS
Beginning of year .............................................     6,707,321,953     5,352,701,810
                                                                 ----------------   ---------------
End of year (including undistributed net investment
   income of $11,843,914 and $20,415,831, respectively) .......  $  8,060,962,498   $ 6,707,321,953
                                                                 ================   ===============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

                                      [MAP]

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout each year.

                                                 YEAR           YEAR           YEAR          YEAR           YEAR
                                                ENDED          ENDED          ENDED         ENDED          ENDED
                                               3/31/06        3/31/05        3/31/04       3/31/03        3/31/02
                                             -----------    -----------    -----------   -----------    -----------
Net asset value, beginning of year .......   $     24.08    $     21.23    $     14.44   $     19.79    $     19.52
                                             -----------    -----------    -----------   -----------    -----------
Income from investment operations:
Net investment income ....................          0.34           0.31(c)        0.20          0.19           0.22
Net realized and unrealized gain (loss)
   on investments ........................          4.51           2.81           6.78         (5.07)          0.56
                                             -----------    -----------    -----------   -----------    -----------
      Total from investment operations ...          4.85           3.12           6.98         (4.88)          0.78
                                             -----------    -----------    -----------   -----------    -----------

DISTRIBUTIONS:
   Dividends from net investment income ..         (0.37)         (0.27)         (0.20)        (0.20)         (0.18)

   Distributions from net realized
      gains ..............................            --             --             --         (0.27)         (0.33)
                                             -----------    -----------    -----------   -----------    -----------
      Total distributions ................         (0.37)         (0.27)         (0.20)        (0.47)         (0.51)
                                             -----------    -----------    -----------   -----------    -----------
Redemption fee ...........................          0.00(b)        0.00(b)        0.01            --             --
                                             -----------    -----------    -----------   -----------    -----------
Net asset value, end of year .............   $     28.56    $     24.08    $     21.23   $     14.44    $     19.79
                                             ===========    ===========    ===========   ===========    ===========
Total return (a) .........................         20.24%         14.75%         48.53%       (24.86)%         4.22%
                                             ===========    ===========    ===========   ===========    ===========

Ratios/Supplemental Data:
Net assets, end of year (in 000s) ........   $ 8,060,962    $ 6,707,322    $ 5,352,702   $ 3,736,624    $ 4,624,399
Ratio of operating expenses to average
   net assets ............................          1.38%          1.39%          1.39%         1.37%          1.37%
Ratio of net investment income to
   average net assets ....................          1.33%          1.41%(c)       1.08%         1.17%          1.22%
Portfolio turnover rate ..................             6%            13%             8%            8%             7%

----------
(a)   Total return represents aggregate total return for the periods indicated.
(b)   Amount represents less than $0.01 per share.
(c) For year ended 03/31/05, investment income per share reflects a special dividend which amounted to $0.13 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.78% per share.

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

      Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the United States (US) Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last sale price prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available and those securities which are generally not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Fund's asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more accurate net asset valuation. Debt securities purchased with a remaining

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

maturity of 60 days or more are valued through pricing obtained by pricing services approved by the Fund's Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

      REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held on behalf of the Fund is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

      FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

      The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "special dividends" and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds on behalf of the Fund where available.

      Tweedy, Browne Company LLC is reimbursed by the Fund for the cost of settling transactions in US securities for the Fund through its clearing broker. For the year ended March 31, 2006 the Fund reimbursed Tweedy, Browne Company LLC $539 for such transaction charges.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      The character of distributions paid on a tax basis during December 2005 for fiscal year 2006 and December 2004 for fiscal year 2005 is as follows:

                                2006           2005
                           -------------   ------------
Distributions paid from:
Investment Income          $ 101,574,100   $ 71,194,524
Short-term capital gain               --             --
                           -------------   ------------
Ordinary Income              101,574,100     71,194,524
Long-term capital gain                --             --
                           -------------   ------------
   Total Distributions     $ 101,574,100   $ 71,194,524
                           =============   ============

      As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income     $     12,519,251
Undistributed realized gain             29,926,073
Unrealized appreciation              3,054,933,305
                                  ----------------
   Total                          $  3,097,378,629
                                  ================

      FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      EXPENSES Expenses directly attributable to the Fund as a diversified series of the Company are charged to the Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation.

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

2.    INVESTMENT   ADVISORY   FEE,   OTHER  RELATED   PARTY   TRANSACTIONS   AND
      ADMINISTRATION FEE

      The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2006, Tweedy, Browne received $90,537,256.

      The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $83.7 million of their own money invested in the Fund, as of March 31, 2006.

      The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the aggregate average daily net assets of the Fund and the Tweedy, Browne American Value Fund, allocated according to each Fund's net assets:

--------------------------------------------------------------------------------
                                           BETWEEN      BETWEEN
                                        $500 MILLION   $1 BILLION
                             UP TO           AND           AND      EXCEEDING
                         $500 MILLION    $1 BILLION    $4 BILLION   $4 BILLION
--------------------------------------------------------------------------------
Administration Fees          0.06%          0.04%         0.02%        0.015%
================================================================================

                                          BETWEEN       BETWEEN
                                        $100 MILLION   $2 BILLION
                             UP TO           AND           AND      EXCEEDING
                         $100 MILLION    $2 BILLION    $4 BILLION   $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees              0.03%          0.01%        0.0075%     0.006%
================================================================================

      No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

the Company for serving as a director or officer of the Company. Prior to December 1, 2005, the Company paid each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. Effective December 1, 2005, the Company pays each Non-Interested Director $75,000 annually to be paid quarterly in $18,750 increments plus out-of-pocket expenses for their services as directors. The annual fee of $75,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne American Value Fund. The current allocation ratio is 80% of the annual fee paid by the Fund and 20% paid by Tweedy, Browne American Value Fund. Total Directors' fees paid by the Fund for the year ended March 31, 2006, excluding any out-of-pocket expenses, were $186,739.

      Mellon Trust of New England, N.A. ("MTONE"), an indirect, wholly-owned subsidiary of Mellon Financial Corporation, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. also serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.    SECURITIES TRANSACTIONS

      Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2006, aggregated $365,237,286 and $415,700,657, respectively.

      At March 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was
$3,111,797,601 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $56,864,296.

4.    CAPITAL STOCK

      The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Redemptions from the Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                    YEAR ENDED 3/31/06               YEAR ENDED 3/31/05
                  SHARES          AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold            41,050,051   $ 1,056,646,129     59,048,662   $ 1,336,504,642
Reinvested       3,505,493        92,545,016      2,840,491        65,671,877
Redeemed       (40,780,035)   (1,049,004,305)   (35,579,306)     (798,558,734)
--------------------------------------------------------------------------------
Net Increase     3,775,509   $   100,186,840     26,309,847   $   603,617,785
================================================================================

5.    FOREIGN SECURITIES

      Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, seizure, political and social instability and diplomatic developments.

6.    LINE OF CREDIT

      The Company and MTONE, on behalf of the Fund and the Tweedy, Browne American Value Fund, entered into a Line of Credit Agreement, as amended effective September 22, 2004 (the "Agreement"), which the Company decided not to renew when the Agreement expired on September 21, 2005. The Agreement provided the Company with a $100 million line of credit primarily for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities. For the fiscal year ended March 31, 2006, the Company did not borrow, on behalf of the Fund, under the Agreement.

7.    CAPITAL LOSS CARRYOVER DISCLOSURE

      The Fund utilized $433,255,274 of capital loss carryforward during the year ended March 31, 2006.

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

8.    POST-OCTOBER LOSS DEFERRAL DISCLOSURE

      Certain losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended March 31, 2006, the Tweedy, Browne Global Value Fund incurred and elected to defer $449,075 in currency losses.

9.    SECURITIES LENDING

      The Fund may lend  securities  to  brokers,  dealers  and other  financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities. At March 31, 2006, the Fund did not have any securities out on loan and did not have any segregated assets with the Fund's custodian.

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tweedy, Browne Global Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

      The financial statements and financial highlights of the Fund for the periods ended on or before March 31, 2004 were audited by other independent accountants whose report dated May 10th, 2004 expressed an unqualified opinion on those statements and financial highlights.

/s/ [PRICEWATERHOUSECOOPERS LLP]

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 15, 2006

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

1.    TAX INFORMATION

      For the fiscal year ended March 31, 2006, the amount of long-term capital gain designated by the Fund was $29,926,073, which is taxable at a 20% rate gain for federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2006, 16.23% qualify for the dividend received deduction available to corporate shareholders.

      For the fiscal year ended March 31, 2006, 100% of the distributions paid by the Fund qualifies for the 15% dividend tax rate.

      If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

      For the fiscal year ended March 31, 2006, the Fund derived $148,254,698 of gross income from foreign sources and paid foreign taxes of $14,604,455 (representing $0.5252 and $0.0517 per share, respectively).

2.    PORTFOLIO INFORMATION

      The Company files the Fund's complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available (1) on the SEC's website at http://www.sec.gov; (2) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC; or (3) by calling the Fund at 1-800-432-4789. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.

3.    PROXY VOTING INFORMATION

      The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Company's Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

4.    CHANGE IN INDEPENDENT ACCOUNTANTS

      On May 4, 2005, Ernst & Young LLP ("E&Y") resigned as the Fund's independent auditors for the fiscal year ended March 31, 2005. E&Y's audit reports on the Fund's financial statements for the fiscal years ended March 31, 2004 and March 31, 2003 contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended March 31, 2004 and March 31, 2003 and the interim period commencing April 1, 2004 and ended May 4, 2005, (i) there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and (ii) there were no "reportable events" of the kind described in
Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

      On May 11, 2005 the Audit Committee and the Board of Directors appointed PricewaterhouseCoopers LLP ("PwC") as the Fund's independent auditors for the fiscal year ended March 31, 2005. During the Fund's fiscal years ended March 31, 2004 and March 31, 2003, and the interim period commencing April 1, 2004 and ended May 4, 2005 neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

5.    DIRECTORS AND OFFICERS INFORMATION

      Information pertaining to the Directors and officers* of the Company is set forth on the following pages. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Fund's shareholders. You can find more information about the Directors in the Company's Statement of Additional Information, which is available free of charge by calling the Fund at 1-800-432-4789.

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN         OTHER
                              TERM OF                                           FUND           TRUSTEESHIPS/
                             OFFICE AND                                        COMPLEX         DIRECTORSHIPS
NAME, ADDRESS, AGE AND       LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY          HELD BY
POSITION(S) WITH COMPANY   TIME SERVED 1         DURING PAST 5 YEARS           DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED DIRECTORS

Paul F. Balser                5 years       Partner, Ironwood                     2           Director, Janus
Ironwood Partners, LLC                      Partners LLC since                                Capital Group,
420 Lexington Avenue                        December 2001; Partner,                                Inc.
New York, NY 10170                          Ironwood Manufacturing
Age: 64, Director                           Fund LP (private equity
                                            fund), since July 2003;
                                            Partner, Generation Partners
                                            (private equity investments),
                                            August 1995 to September
                                            2001
---------------------------------------------------------------------------------------------------------------
Bruce A. Beal                 12 years      Partner and Chairman,                 2                None
The Beal Companies                          The Beal Companies
177 Milk Street                             (real estate development
Boston, MA 02109                            and investment companies);
Age: 69, Director                           Real estate consultant
---------------------------------------------------------------------------------------------------------------
John C. Hover II              3 years       Retired since 2001;                   2              Director,
PO Box 676                                  Previously, Executive Vice                       Excelsior Private
3039 Durham Road                            President, United States                          Equity Fund II,
Buckingham, PA 18912                        Trust Company of New                              Inc.; Director,
Age: 62, Director                           York                                             Excelsior Venture
                                                                                            Partners III, LLC;
                                                                                            Director, Excelsior
                                                                                             Venture Investors
                                                                                                 III, LLC
---------------------------------------------------------------------------------------------------------------
Richard B. Salomon            11 years      Partner, Wolf, Block,                 2                None
Wolf, Block, Schorr                         Schorr & Solis-Cohen
& Solis-Cohen LLP                           LLP since 2005; Previously,
250 Park Avenue                             Partner, Salans (law firm)
New York, NY 10177
Age: 58, Director

--------------------------------------------------------------------------------

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN         OTHER
                              TERM OF                                           FUND           TRUSTEESHIPS/
                             OFFICE AND                                        COMPLEX         DIRECTORSHIPS
NAME, ADDRESS, AGE AND       LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY          HELD BY
POSITION(S) WITH COMPANY   TIME SERVED 1         DURING PAST 5 YEARS           DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTOR 2

Christopher H. Browne 3       12 years      Managing Director                     2              Director,
Tweedy, Browne                              Tweedy, Browne                                        American
Company LLC                                 Company LLC                                           Atlantic
350 Park Avenue                                                                                   Company
New York, NY 10022
Age: 59, Chairman and
President
---------------------------------------------------------------------------------------------------------------
                                         OFFICERS WHO ARE NOT DIRECTORS

William H. Browne 3           12 years      Managing Director                     N/A               N/A
Tweedy, Browne                              Tweedy, Browne
Company LLC                                 Company LLC
350 Park Avenue
New York, NY 10022
Age: 61, Vice President
---------------------------------------------------------------------------------------------------------------
Patricia A. Rogers             Elected      Associate Counsel,                    N/A               N/A
Tweedy, Browne                June 2004     Tweedy, Browne
Company LLC                                 Company LLC
350 Park Avenue
New York, NY 10022
Age: 39, Chief
Compliance Officer
---------------------------------------------------------------------------------------------------------------
M. Gervase Rosenberger        12 years      Executive Vice                        N/A               N/A
Tweedy, Browne                              President Tweedy,
Company LLC                                 Browne Company
350 Park Avenue                             LLC since 2001;
New York, NY 10022                          Previously, General
Age: 55, Chief Operating                    Counsel and Chief
Officer, Vice President                     Compliance Officer,
and Secretary                               Tweedy, Browne
                                            Company LLC
---------------------------------------------------------------------------------------------------------------
John D. Spears                12 years      Managing Director                     N/A               N/A
Tweedy, Browne                              Tweedy, Browne
Company LLC                                 Company LLC
350 Park Avenue
New York, NY 10022
Age: 57, Vice President

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                                                                              NUMBER OF
                                                                            PORTFOLIOS IN         OTHER
                              TERM OF                                           FUND           TRUSTEESHIPS/
                             OFFICE AND                                        COMPLEX         DIRECTORSHIPS
NAME, ADDRESS, AGE AND       LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY          HELD BY
POSITION(S) WITH COMPANY   TIME SERVED 1         DURING PAST 5 YEARS           DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------
Robert Q. Wyckoff, Jr.         3 years            Managing Director               N/A               N/A
Tweedy, Browne                                      Tweedy, Browne
Company LLC                                          Company LLC
350 Park Avenue
New York, NY 10022
Age: 53, Treasurer
===============================================================================================================

----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1 Directors and Officers will serve for an indefinite term until the earliest of their: (i) removal, (ii) resignation or (iii) death.
2 "Interested person" of the company as defined in the Investment Company Act of 1940. Mr. Christopher H. Browne is an "interested person" because of his affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.
3     Mr. Christopher Browne and Mr. William Browne are brothers.

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

EXPENSE INFORMATION

      A shareholder of the Fund incurs two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2005 to March 31, 2006.

      ACTUAL EXPENSES The first line of the table on the following page provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Fund for the period. This information may be used to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table on the following page are meant to highlight a shareholder's ongoing costs only. The Fund has no other transactional cost such as sales commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds, some of which may charge transactional fees, such as commissions, sales loads and/or redemption fees.

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

----------------------------------------------------------------------------------
                                BEGINNING        ENDING       EXPENSES PAID DURING
                              ACCOUNT VALUE   ACCOUNT VALUE         PERIOD*
                                 10/1/05         3/31/06        10/1/05-3/31/06
----------------------------------------------------------------------------------
Actual                           $1,000          $1,036              $6.85
----------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000          $1,018              $6.79
----------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.35%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182 DAYS IN THE MOST RECENT FISCAL HALF-YEAR, DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

March 31, 2006

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
                 STANDARD & POOR'S 500 STOCK INDEX ("S&P 500")
                            12/8/93 THROUGH 3/31/06

          American           S&P 500
 Date      Value         Monthly Reinv.
11/8/93    10000             10000
3/31/94     9710              9737
9/30/94    10260             10256
3/31/95    10779.8           11253
9/30/95    13064.6           13307
3/31/96    14519.9           14865
9/30/96    15170.2           16013
3/31/97    17096.6           17813
9/30/97    21997.9           22489
3/31/98    24985.4           26362
9/30/98    21992.3           24524
3/31/99    24712.1           31229
9/30/99    25716             31342
3/31/00    25017.9           36831
9/30/00    28027.6           35506
3/31/01    28723.5           28847
9/30/01    27728             26054
3/31/02    30087             28917
9/30/02    23514.9           20716
3/31/03    23720             21757
9/30/03    27625             25770
3/31/04    31341             29398
9/30/04    31096             29345
3/31/05    32650             31365
9/30/05    33855             32941
3/31/06    35071             35043


--------------------------------------------------------------------------------

THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.

AVERAGE ANNUAL TOTAL RETURN*

                                       WITHOUT
THE FUND                      ACTUAL   WAIVERS
--------                      ------   -------
Inception (12/8/93)
   through 3/31/06            10.73%   10.65%
Year Ended 3/31/06             7.41%    7.41%

AGGREGATE TOTAL RETURN*

                               YEAR    INCEPTION
                               ENDED   (12/8/93)-
                              3/31/06   3/31/06
                              -------  ----------
The Fund                       7.41%    250.71%
S&P 500                       11.73%    246.63%

--------------------------------------------------------------------------------

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A
      GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

*     ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2006

      In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market index, the Standard & Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money

--------------------------------------------------------------------------------

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TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

   UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                                     MARKET
                                                                      VALUE
  SHARES                                                            (NOTE 1)
-----------                                                      --------------

              COMMON STOCK - DOMESTIC--69.3%
              AUTOMOTIVE PARTS--1.4%
    166,585   Dollar Thrifty Automotive Group Inc. + .........   $    7,562,959
                                                                 --------------

              BANKING--13.1%
    213,245   Bank of America Corporation ....................        9,711,178
    429,020   PNC Financial Services Group Inc. ..............       28,877,336
    503,000   Popular Inc. ...................................       10,442,280
    360,000   Wells Fargo & Company ..........................       22,993,200
                                                                 --------------
                                                                     72,023,994
                                                                 --------------

              BASIC INDUSTRIES--2.6%
    234,875   Gorman-Rupp Company ............................        5,730,950
    185,088   Rayonier Inc., REIT ............................        8,438,162
                                                                 --------------
                                                                     14,169,112
                                                                 --------------

              BROADCAST, RADIO AND TV--3.0%
    639,060   Comcast Corporation, Special Class A + .........       16,692,247
                                                                 --------------

              CHEMICALS--0.3%
     52,500   Stepan Company .................................        1,551,375
                                                                 --------------

              COMPUTER SERVICES--0.7%
    153,974   Electronic Data Systems Corporation ............        4,131,122
                                                                 --------------

              CONSUMER SERVICES--1.2%
    311,578   ProQuest Company + .............................        6,664,653
                                                                 --------------

              DIVERSIFIED FINANCIAL SERVICES--15.6%
    507,000   American Express Company .......................       26,642,850
    594,736   Federated Investors Inc., Class B ..............       23,224,441
    298,515   Freddie Mac ....................................       18,209,415
    287,000   MBIA Inc .......................................       17,257,310
                                                                 --------------
                                                                     85,334,016
                                                                 --------------

              FOOD AND BEVERAGES--0.1%
     15,200   Anheuser-Busch Companies, Inc. .................          650,104
                                                                 --------------

              HEALTH CARE--0.9%
     46,467   Corvel Corporation + ...........................        1,023,204
     69,124   Johnson & Johnson ..............................        4,093,523
                                                                 --------------
                                                                      5,116,727
                                                                 --------------

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                                     MARKET
                                                                      VALUE
  SHARES                                                            (NOTE 1)
-----------                                                      --------------

              COMMON STOCK - DOMESTIC
              INSURANCE--22.0%
    293,361   American International Group, Inc. .............   $   19,388,228
    147,472   American National Insurance Company ............       16,528,662
    485,285   Great American Financial Resources Inc. ........        9,574,673
    178,500   Leucadia National Corporation ..................       10,649,310
     76,359   National Western Life Insurance Company,
                 Class A .....................................       17,737,432
    379,776   Torchmark Corporation ..........................       21,685,210
    429,175   Transatlantic Holdings Inc. ....................       25,085,279
                                                                 --------------
                                                                    120,648,794
                                                                 --------------

              MEDIA--0.9%
    174,005   Tribune Company ................................        4,772,957
                                                                 --------------

              PHARMACEUTICALS--2.7%
    588,510   Pfizer Inc. ....................................       14,665,669
                                                                 --------------

              PRINTING AND PUBLISHING--1.4%
    895,545   Hollinger International Inc., Class A ..........        7,504,667
                                                                 --------------

              REAL ESTATE--0.3%
     55,225   Ramco-Gershenson Properties Trust, REIT ........        1,671,661
                                                                 --------------

              RETAIL--2.5%
    163,585   UniFirst Corporation ...........................        5,434,294
    174,105   Wal-Mart Stores, Inc. ..........................        8,224,720
                                                                 --------------
                                                                     13,659,014
                                                                 --------------

              TELECOMMUNICATIONS--0.6%
     93,600   Commonwealth Telephone Enterprises Inc. ........        3,224,520
                                                                 --------------

              TOTAL COMMON STOCK - DOMESTIC
              (COST $195,809,562) ............................      380,043,591
                                                                 --------------

              COMMON STOCK - FOREIGN--18.6%
              FRANCE--1.9%
    220,000   Sanofi-Aventis, ADR ............................       10,439,000
                                                                 --------------

              JAPAN--0.1%
     35,300   Shikoku Coca-Cola Bottling Company Ltd. ........          441,287
                                                                 --------------

              NETHERLANDS--7.6%
    442,000   ABN AMRO Holding NV, Sponsored ADR .............       13,206,960
    608,000   Heineken Holding NV ............................       20,925,430
    107,857   Unilever NV, ADR ...............................        7,465,862
                                                                 --------------
                                                                     41,598,252
                                                                 --------------

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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                                      [MAP]

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2006

                                                                     MARKET
                                                                      VALUE
  SHARES                                                            (NOTE 1)
-----------                                                      --------------

              COMMON STOCK - FOREIGN
              SWITZERLAND--4.5%
    337,400   Nestle SA, Registered, Sponsored ADR ...........   $   24,978,734
                                                                 --------------

              UNITED KINGDOM--4.5%
    276,000   Diageo PLC, Sponsored ADR ......................       17,506,680
    171,600   Unilever PLC, Sponsored ADR ....................        7,047,612
                                                                 --------------
                                                                     24,554,292
                                                                 --------------

              TOTAL COMMON STOCK - FOREIGN
              (COST $56,699,242) .............................      102,011,565
                                                                 --------------

   FACE
   VALUE
-----------

              U.S. TREASURY BILLS--0.7%
$ 1,500,000   4.275% ** due 5/25/06 ++ .......................        1,489,963
  2,500,000   4.695% ** due 8/24/06 ++ .......................        2,454,867
                                                                 --------------

              TOTAL U.S. TREASURY BILLS
              (COST $3,945,143) ..............................        3,944,830
                                                                 --------------

              REPURCHASE AGREEMENT--12.0%
              (COST $65,546,000)
 65,546,000   Agreement with UBS Warburg LLC, 4.520% dated
              3/31/06 to be repurchased at $65,570,689 on
              4/3/06, collateralized by $54,178,000 U.S.
              Treasury Notes, 7.500% and 6.500% due 11/15/16
              and 11/15/26, respectively (market value
              $66,857,435) ...................................       65,546,000
                                                                 --------------
TOTAL INVESTMENTS (COST $321,999,947*) .............    100.6%      551,545,986
UNREALIZED APPRECIATION ON FORWARD
 CONTRACTS (NET) ...................................      0.4         1,915,921
OTHER ASSETS AND LIABILITIES (NET) .................     (1.0)       (5,292,851)
                                                        -----    --------------
NET ASSETS .........................................    100.0%   $  548,169,056
                                                        =====    ==============

----------
*     AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $321,999,950.
**    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
+     NON-INCOME PRODUCING SECURITY.
++ AT MARCH 31, 2006, LIQUID ASSETS TOTALLING $3,944,830 HAVE BEEN DESIGNATED AS COLLATERAL FOR OPEN FORWARD CONTRACTS.

ABBREVIATIONS:
ADR-AMERICAN DEPOSITORY RECEIPT.
REIT-REAL ESTATE INVESTMENT TRUST.

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
MARCH 31, 2006 (UNAUDITED)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AUTOMOTIVE PARTS                                                             1%
BANKING                                                                     16%
BASIC INDUSTRIES                                                             3%
BROADCAST, RADIO AND TV                                                      3%
COMPUTER SERVICES                                                            1%
CONSUMER SERVICES                                                            1%
DIVIERSIFIED FINANCIAL SERVICES                                             16%
FOOD AND BEVERAGES                                                          14%
HEALTH CARE                                                                  1%
INSURANCE                                                                   22%
MEDIA                                                                        1%
PHARMACEUTICALS                                                              5%
PRINTING AND PUBLISHING                                                      1%
RETAIL                                                                       2%
TELECOMMUNICATIONS                                                           1%
CASH EQUIVALENTS                                                            12%

                             CHEMICALS - 0%+
                             REAL ESTATE - 0+

                 + AMOUNT REPRESENTS LESS THAN 1% OF NET ASSETS

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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                                      [MAP]

--------------------------------------------------------------------------------

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2006

                                                        CONTRACT       MARKET
                                                          VALUE        VALUE
  CONTRACTS                                               DATE        (NOTE 1)
  ---------                                             --------   -------------
FORWARD EXCHANGE CONTRACTS TO BUY
      175,000    Great Britain Pound Sterling .......     4/7/06   $     303,565
    1,250,000    Great Britain Pound Sterling .......    4/13/06       2,168,450
      900,000    Great Britain Pound Sterling .......    4/13/06       1,561,284
  280,000,000    Japanese Yen .......................     8/4/06       2,414,672
                                                                   -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $6,674,463) ........................              $   6,447,971
                                                                   =============
FORWARD EXCHANGE CONTRACTS TO SELL
    3,200,000    European Union Euro ................     7/6/06   $  (3,895,535)
    7,300,000    European Union Euro ................    7/13/06      (8,890,281)
      500,000    European Union Euro ................    7/19/06        (609,134)
    5,300,000    European Union Euro ................    9/29/06      (6,483,713)
    3,000,000    European Union Euro ................   11/13/06      (3,678,349)
    2,500,000    European Union Euro ................   11/28/06      (3,067,610)
      750,000    European Union Euro ................    1/12/07        (922,380)
    2,500,000    European Union Euro ................    1/19/07      (3,075,693)
    1,300,000    European Union Euro ................    2/26/07      (1,602,455)
      175,000    Great Britain Pound Sterling .......     4/7/06        (303,566)
    6,250,000    Great Britain Pound Sterling .......    4/13/06     (10,842,252)
    2,500,000    Great Britain Pound Sterling .......     5/4/06      (4,337,860)
  366,000,000    Japanese Yen .......................     8/4/06      (3,156,322)
      900,000    Swiss Franc ........................     4/7/06        (689,170)
    4,000,000    Swiss Franc ........................     5/4/06      (3,071,592)
      900,000    Swiss Franc ........................    5/23/06        (692,621)
    1,250,000    Swiss Franc ........................    7/13/06        (967,026)
    1,000,000    Swiss Franc ........................    8/21/06        (776,705)
    1,800,000    Swiss Franc ........................    9/29/06      (1,403,632)
    2,000,000    Swiss Franc ........................    1/23/07      (1,576,180)
    4,000,000    Swiss Franc ........................    2/26/07      (3,162,230)
                                                                   -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $65,346,719) .......................              $ (63,204,306)
                                                                   =============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS
   Investments, at value (Cost $321,999,947) (Note 1)
      Securities .....................................................   $ 485,999,986
      Repurchase Agreement ...........................................      65,546,000
                                                                         -------------
   Total Investments .................................................     551,545,986
   Unrealized appreciation of forward exchange contracts
     (Note 1) ........................................................       2,142,413
   Dividends and interest receivable .................................         980,186
   Receivable for investment securities sold .........................         129,092
   Receivable for Fund shares sold ...................................          24,227
   Prepaid expense ...................................................           3,921
                                                                         -------------
      TOTAL ASSETS ...................................................     554,825,825
                                                                         -------------
LIABILITIES
   Payable for investment securities purchased .......... $  5,048,375
   Payable for Fund shares redeemed .....................      916,849
   Investment advisory fee payable (Note 2) .............      375,281
   Unrealized depreciation of forward exchange
      contracts (Note 1) ................................      226,492
   Transfer agent fees payable (Note 2) .................       29,441
   Administration and accounting fees payable (Note 2) ..       13,380
   Custodian fees payable (Note 2) ......................        5,814
   Due to Custodian .....................................        1,041
   Accrued expenses and other payables ..................       40,096
                                                          ------------
      TOTAL LIABILITIES ..............................................       6,656,769
                                                                         -------------
NET ASSETS ...........................................................   $ 548,169,056
                                                                         =============
NET ASSETS CONSIST OF
   Undistributed net investment income ...............................   $   1,277,842
   Accumulated net realized gain on securities, forward exchange
      contracts and foreign currencies ...............................      15,776,965
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets .............     231,461,929
   Par value .........................................................           2,259
   Paid-in capital in excess of par value ............................     299,650,061
                                                                         -------------
      TOTAL NET ASSETS ...............................................   $ 548,169,056
                                                                         =============

NET ASSET VALUE, offering and redemption price per share
  ($548,169,056/22,585,966 shares of common stock outstanding)           $       24.27
                                                                         =============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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                                      [MAP]

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2006

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $47,658) .....................   $ 10,344,414
   Special Dividend ............................................................      1,216,800
   Interest ....................................................................      3,243,860
                                                                                   ------------
      TOTAL INVESTMENT INCOME ..................................................     14,805,074
                                                                                   ------------
EXPENSES
   Investment advisory fee (Note 2) .........................  $  7,592,006
   Transfer agent fees (Note 2)  ............................       274,662
   Administration and accounting fees (Note 2) ..............       178,489
   Custodian fees (Note 2) ..................................        77,520
   Directors' fees and expenses (Note 2) ....................        49,594
   Legal and audit fees .....................................        17,220
   Other ....................................................        83,848
                                                               ------------
      TOTAL EXPENSES ...........................................................      8,273,339
                                                                                   ------------
NET INVESTMENT INCOME ..........................................................      6,531,735
                                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ...............................................................     33,824,605
      Forward exchange contracts ...............................................       (100,237)
      Foreign currencies and net other assets ..................................        (10,851)
                                                                                   ------------
   Net realized gain on investments during the year ............................     33,713,517
                                                                                   ------------
   Net unrealized appreciation (depreciation) of:
      Securities ...............................................................     (2,165,476)
      Forward exchange contracts ...............................................      5,342,948
      Foreign currencies and net other assets ..................................            (47)
                                                                                   ------------
   Net unrealized appreciation of investments during the year ..................      3,177,425
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................................     36,890,942
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................   $ 43,422,677
                                                                                   ============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                                3/31/2006       3/31/2005
                                                              -------------   -------------
Net investment income .....................................   $   6,531,735   $   9,011,779
Net realized gain on securities, forward exchange
   contracts and currency transactions during the year ....      33,713,517      22,503,892
Net unrealized appreciation (depreciation) of
   securities, forward exchange contracts, foreign
   currencies and net other assets during the year ........       3,177,425      (2,700,516)
                                                              -------------   -------------
Net increase in net assets resulting from operations ......      43,422,677      28,815,155

DISTRIBUTIONS:
   Dividends to shareholders from net investment income ...      (7,557,544)    (10,691,352)
   Distributions to shareholders from net realized gain
      on investments ......................................     (42,642,868)     (9,918,450)
Net decrease in net assets from Fund share transactions ...    (104,130,103)    (77,796,726)
                                                              -------------   -------------
Net decrease in net assets ................................    (110,907,838)    (69,591,373)

NET ASSETS
Beginning of year .........................................     659,076,894     728,668,267
                                                              -------------   -------------
End of year (including undistributed net investment
   income of $1,277,842 and $2,813,080, respectively) .....   $ 548,169,056   $ 659,076,894
                                                              =============   =============

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

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                                      [MAP]

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout each year.

                                              YEAR            YEAR            YEAR           YEAR          YEAR
                                             ENDED           ENDED           ENDED          ENDED         ENDED
                                            3/31/06         3/31/05         3/31/04        3/31/03       3/31/02
                                          -----------     -----------     -----------    -----------    ---------
Net asset value, beginning of year ....   $     24.67     $     24.38     $     18.53    $     24.08    $   23.95
                                          -----------     -----------     -----------    -----------    ---------
Income from investment operations:
Net investment income .................          0.30(b)         0.35(c)         0.27           0.13         0.06
Net realized and unrealized gain
   (loss) on investments ..............          1.49            0.69            5.68          (5.21)        1.05
                                          -----------     -----------     -----------    -----------    ---------
      Total from investment
         operations ...................          1.79            1.04            5.95          (5.08)        1.11
                                          -----------     -----------     -----------    -----------    ---------
DISTRIBUTIONS:
   Dividends from net investment
      income ..........................         (0.33)          (0.39)          (0.10)         (0.10)       (0.08)
   Distributions from net realized
      gains ...........................         (1.86)          (0.36)             --          (0.37)       (0.90)
                                          -----------     -----------     -----------    -----------    ---------
      Total distributions .............         (2.19)          (0.75)          (0.10)         (0.47)       (0.98)
                                          -----------     -----------     -----------    -----------    ---------
Net asset value, end of year ..........   $     24.27     $     24.67     $     24.38    $     18.53    $   24.08
                                          ===========     ===========     ===========    ===========    =========
Total return (a) ......................          7.41%           4.18%          32.13%        (21.16)%       4.75%
                                          ===========     ===========     ===========    ===========    =========
Ratios/Supplemental Data:
Net assets, end of year (in 000s) .....   $   548,169     $   659,077     $   728,668    $   659,884    $ 971,230
Ratio of operating expenses to
   average net assets .................          1.36%           1.37%           1.38%          1.36%        1.36%
Ratio of net investment income
   to average net assets ..............          1.08%(b)        1.30%(c)        1.09%          0.59%        0.23%
Portfolio turnover rate ...............             9%              4%              3%             8%           6%

----------
(a)   Total return represents aggregate total return for the periods indicated.
(b) Investment income per share reflects a special dividend which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88% per share.
(c) For year ended 03/31/05, investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

----------------------- SEE NOTES TO FINANCIAL STATEMENTS ----------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

      Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the United States (US) Securities and
Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last sale price prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Fund's asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more accurate net asset valuation. Debt securities purchased with a remaining maturity of 60 days or more are valued through pricing obtained by pricing

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

services approved by the Fund's Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

      REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held on behalf of the Fund is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

      FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

      The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Large, non-recurring dividends recognized on the Statement of Operations as "special dividends" and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds on behalf of the Fund where available.

      Tweedy, Browne Company LLC is reimbursed by the Fund for the cost of settling transactions in US securities for the Fund through its clearing broker. For the year ended March 31, 2006 the Fund reimbursed Tweedy, Browne Company LLC $3,013 for such transaction charges.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      The character of distributions paid on a tax basis during December 2005 for fiscal year 2006 and December 2004 for fiscal year 2005 is as follows:

                                    2006           2005
                                ------------   ------------
Distributions paid from:
Investment Income               $  7,557,544   $ 10,691,352
Short-term capital gain            1,603,115             --
                                ------------   ------------
Ordinary Income                    9,160,659     10,691,352
Long-term capital gain            41,039,753      9,918,450
                                ------------   ------------
   Total Distributions          $ 50,200,412   $ 20,609,802
                                ============   ============

      As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $  1,507,865
Undistributed realized gain       17,462,866
Unrealized appreciation          229,546,036
                                ------------
   Total                        $248,516,767
                                ============

      FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      EXPENSES Expenses directly attributable to the Fund as a diversified series of the Company are charged to the Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation.

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

2.    INVESTMENT   ADVISORY   FEE,   OTHER  RELATED   PARTY   TRANSACTIONS   AND
      ADMINISTRATION FEE

      The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2006, Tweedy, Browne received $7,592,006.

      The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $42.6 million of their own money invested in the Fund, as of March 31, 2006.

      The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the aggregate average daily net assets of the Fund and the Tweedy, Browne Global Value Fund, allocated according to each Fund's net assets:

--------------------------------------------------------------------------------
                                         BETWEEN        BETWEEN
                                      $500 MILLION    $1 BILLION
                          UP TO            AND            AND        EXCEEDING
                      $500 MILLION     $1 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees       0.06%           0.04%          0.02%        0.015%
================================================================================

--------------------------------------------------------------------------------
                                         BETWEEN        BETWEEN
                                      $100 MILLION    $2 BILLION
                          UP TO            AND            AND        EXCEEDING
                      $100 MILLION     $2 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees           0.03%           0.01%         0.0075%        0.006%
================================================================================

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

      No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. Prior to December 1, 2005, the Company paid each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. Effective December 1, 2005, the Company pays each Non-Interested Director $75,000 annually to be paid quarterly in $18,750 increments plus out-of-pocket expenses for their services as directors. The annual fee of $75,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne Global Value Fund. The current allocation ratio is 20% of the annual fee paid by the Fund and 80% paid by Tweedy, Browne Global Value Fund. Total Directors' fees paid by the Fund for the year ended March 31, 2006, excluding any out-of-pocket expenses, were $46,685.

      Mellon Trust of New England, N.A. ("MTONE"), an indirect, wholly-owned subsidiary of Mellon Financial Corporation, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. also serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.    SECURITIES TRANSACTIONS

      Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2006, aggregated $45,905,673 and $137,020,124, respectively.

      At March 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $234,031,567 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,485,531.

4.    CAPITAL STOCK

      The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
                         YEAR ENDED 3/31/06            YEAR ENDED 3/31/05
                      SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold                   808,902   $   19,954,116    1,608,918   $   39,405,584
Reinvested           1,926,006       45,973,770      765,199       19,405,456
Redeemed            (6,864,632)    (170,057,989)  (5,547,415)    (136,607,766)
-------------------------------------------------------------------------------
Net (Decrease)      (4,129,724)  $ (104,130,103)  (3,173,298)  $  (77,796,726)
===============================================================================

5.    FOREIGN SECURITIES

      Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, seizure, political and social instability and diplomatic developments.

6.    LINE OF CREDIT

      The Company and MTONE, on behalf of the Fund and the Tweedy, Browne Global Value Fund, entered into a Line of Credit Agreement, as amended effective September 22, 2004 (the "Agreement"), which the Company decided not to renew when the Agreement expired on September 21, 2005. The Agreement provided the Company with a $100 million line of credit primarily for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities. For the fiscal year ended March 31, 2006, the Company did not borrow, on behalf of the Fund, under the Agreement.

7.    SECURITIES LENDING

      The Fund may lend  securities  to  brokers,  dealers  and other  financial
organizations  to  earn  additional  income.   Each  security  out  on  loan  is
collateralized with segregated assets held with the borrower in an amount

--------------------------------------------------------------------------------

                                     [MAP]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

equal to or greater than the current market value of the loaned securities. At March 31, 2006, the Fund did not have any securities out on loan and did not have any segregated assets with the Fund's custodian.

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tweedy, Browne American Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne American Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

      The financial statements and financial highlights of the Fund for the periods ended on or before March 31, 2004 were audited by other independent accountants whose report dated May 10th, 2004 expressed an unqualified opinion on those statements and financial highlights.

/s/ [PRICEWATERHOUSECOOPERS LLP]

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 15, 2006

--------------------------------------------------------------------------------

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                                      [MAP]

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

YEAR ENDED MARCH 31, 2006

1.    TAX INFORMATION

      For the fiscal year ended March 31, 2006, the amount of long-term capital gain designated by the Fund was $41,039,753, which is taxable at a 20% rate gain for federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2006, 100% qualify for the dividend received deduction available to corporate shareholders.

      For the fiscal year ended March 31, 2006, 100% of the distributions paid by the Fund qualifies for the 15% dividend tax rate.

2.    PORTFOLIO INFORMATION

      The Company files the Fund's complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available (1) on the SEC's website at http://www.sec.gov; (2) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC; or (3) by calling the Fund at 1-800-432-4789. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.

3.    PROXY VOTING INFORMATION

      The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Company's Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

4.    CHANGE IN INDEPENDENT ACCOUNTANTS

      On May 4, 2005, Ernst & Young LLP ("E&Y") resigned as the Fund's independent auditors for the fiscal year ended March 31, 2005. E&Y's audit reports on the Fund's financial statements for the fiscal years ended March 31, 2004 and March 31, 2003 contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended March 31, 2004 and March 31, 2003 and the interim period commencing April 1, 2004 and ended May 4, 2005, (i) there were no disagreements between the

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

      On May 11, 2005 the Audit Committee and the Board of Directors appointed PricewaterhouseCoopers LLP ("PwC") as the Fund's independent auditors for the fiscal year ended March 31, 2005. During the Fund's fiscal years ended March 31, 2004 and March 31, 2003, and the interim period commencing April 1, 2004 and ended May 4, 2005 neither the Fund nor anyone on its behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

5.    DIRECTORS AND OFFICERS INFORMATION

      Information pertaining to the Directors and officers* of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Fund's shareholders. You can find more information about the Directors in the Company's Statement of Additional Information, which is available free of charge by calling the Fund at 1-800-432-4789.

--------------------------------------------------------------------------------

                                      [MAP]

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                                                                                                NUMBER OF
                                                                                             PORTFOLIOS IN          OTHER
                                  TERM OF                                                        FUND           TRUSTEESHIPS/
                                OFFICE AND                                                      COMPLEX         DIRECTORSHIPS
   NAME, ADDRESS, AGE AND        LENGTH OF               PRINCIPAL OCCUPATION(S)              OVERSEEN BY          HELD BY
  POSITION(S) WITH COMPANY    TIME SERVED 1                DURING PAST 5 YEARS                 DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS

Paul F. Balser                    5 years      Partner, Ironwood Partners LLC since                2           Director, Janus
Ironwood Partners, LLC                         December 2001; Partner, Ironwood                                Capital Group,
420 Lexington Avenue                           Manufacturing Fund LP (private equity                                Inc.
New York, NY 10170                             fund), since July 2003; Partner,
Age: 64, Director                              Generation Partners (private equity
                                               investments), August 1995 to September 2001
--------------------------------------------------------------------------------------------------------------------------------
Bruce A. Beal                    12 years      Partner and Chairman, The Beal Companies            2                None
The Beal Companies                             (real estate development and investment
177 Milk Street                                companies); Real estate consultant
Boston, MA 02109
Age: 69, Director
--------------------------------------------------------------------------------------------------------------------------------
John C. Hover II                  3 years      Retired since 2001; Previously, Executive           2              Director,
PO Box 676                                     Vice President, United States Trust                            Excelsior Private
3039 Durham Road                               Company of New York                                             Equity Fund II,
Buckingham, PA 18912                                                                                           Inc.; Director,
Age: 62, Director                                                                                             Excelsior Venture
                                                                                                             Partners III, LLC;
                                                                                                             Director, Excelsior
                                                                                                              Venture Investors
                                                                                                                  III, LLC
--------------------------------------------------------------------------------------------------------------------------------
Richard B. Salomon               11 years      Partner, Wolf, Block, Schorr & Solis-Cohen          2                None
Wolf, Block, Schorr                            LLP since 2005; Previously, Partner,
& Solis-Cohen LLP                              Salans (law firm)
250 Park Avenue
New York, NY 10177
Age: 58, Director
--------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTOR 2

Christopher H. Browne 3          12 years      Managing Director Tweedy, Browne Company            2              Director,
Tweedy, Browne                                 LLC                                                                American
Company LLC                                                                                                       Atlantic
350 Park Avenue                                                                                                    Company
New York, NY 10022
Age: 59, Chairman and
President

--------------------------------------------------------------------------------

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

                                                                                               NUMBER OF
                                                                                            PORTFOLIOS IN          OTHER
                                  TERM OF                                                        FUND          TRUSTEESHIPS/
                                OFFICE AND                                                     COMPLEX         DIRECTORSHIPS
   NAME, ADDRESS, AGE AND        LENGTH OF               PRINCIPAL OCCUPATION(S)             OVERSEEN BY          HELD BY
  POSITION(S) WITH COMPANY    TIME SERVED 1                DURING PAST 5 YEARS                 DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT DIRECTORS

William H. Browne 3              12 years      Managing Director Tweedy, Browne Company          N/A                N/A
Tweedy, Browne                                 LLC
Company LLC
350 Park Avenue
New York, NY 10022
Age: 61, Vice President
--------------------------------------------------------------------------------------------------------------------------------
Patricia A. Rogers                Elected      Associate Counsel, Tweedy, Browne Company         N/A                N/A
Tweedy, Browne                   June 2004     LLC
Company LLC
350 Park Avenue
New York, NY 10022
Age: 39, Chief Compliance
Officer
--------------------------------------------------------------------------------------------------------------------------------
M. Gervase Rosenberger           12 years      Executive Vice President Tweedy, Browne           N/A                N/A
Tweedy, Browne                                 Company LLC since 2001; Previously,
Company LLC                                    General Counsel and Chief Compliance
350 Park Avenue                                Officer, Tweedy, Browne Company LLC
New York, NY 10022
Age: 55, Chief Operating
Officer, Vice President and
Secretary
--------------------------------------------------------------------------------------------------------------------------------
John D. Spears                   12 years      Managing Director Tweedy, Browne Company          N/A                N/A
Tweedy, Browne                                 LLC
Company LLC
350 Park Avenue
New York, NY 10022
Age: 57, Vice President
--------------------------------------------------------------------------------------------------------------------------------
Robert Q. Wyckoff, Jr.            3 years      Managing Director Tweedy, Browne Company          N/A                N/A
Tweedy, Browne                                 LLC
Company LLC
350 Park Avenue
New York, NY 10022
Age: 53, Treasurer
================================================================================================================================

----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1 Directors and Officers will serve for an indefinite term until the earliest of their: (i) removal, (ii) resignation or (iii) death.
2 "Interested person" of the company as defined in the Investment Company Act of 1940. Mr. Christopher H. Browne is an "interested person" because of his affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.
3     Mr. Christopher Browne and Mr. William Browne are brothers.

--------------------------------------------------------------------------------

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue, New York, NY 10022
                                  800-432-4789
                                 www.tweedy.com

--------------------------------------------------------------------------------


ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

   (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,000 for 2006 and $100,000 for 2005.

AUDIT-RELATED FEES

   (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

TAX FEES

   (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,925 for 2006 and $8,500 for 2005.

ALL OTHER FEES

   (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

       The Fund's Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund's investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2) The  percentage of services  described in each of paragraphs  (b) through
       (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) N/A

                    (c) 100%

                    (d) N/A

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures  required  by  Rule  30a-3(b)  under  the  1940  Act  (17  CFR

       270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the  1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------

By (Signature and Title)*  /S/ CHRISTOPHER H. BROWNE
                         -------------------------------------------------------
                           Christopher H. Browne, President
                           (principal executive officer)


Date               SEPTEMBER 26, 2006
    ----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ CHRISTOPHER H. BROWNE
                         -------------------------------------------------------
                           Christopher H. Browne, President
                           (principal executive officer)


Date             SEPTEMBER 26, 2006
    ----------------------------------------------------------------------------



By (Signature and Title)*  /S/ ROBERT Q. WYCKOFF, JR.
                         -------------------------------------------------------
                           Robert Q. Wyckoff, Jr., Treasurer
                           (principal financial officer)


Date              SEPTEMBER 26, 2006
    ----------------------------------------------------------------------------




* Print the name and title of each signing officer under his or her signature.